Execution Copy Published Deal CUSIP Number: 86613YAA1 AMENDED AND RESTATED CREDIT AGREEMENT Dated as of July 24, 2025 among SUMMIT JV MR 2, LLC, SUMMIT JV MR 3, LLC and SUMMIT NCI NOLA BR 184, LLC, as Borrowers, SUMMIT HOSPITALITY JV, LP, as Parent, CERTAIN SUBSIDIARIES OF THE BORROWERS FROM TIME TO TIME PARTY HERETO, as Guarantors, THE INITIAL LENDERS NAMED HEREIN, as Initial Lenders, BANK OF AMERICA, N.A., as Administrative Agent, and BofA SECURITIES, INC., WELLS FARGO SECURITIES, LLC, CAPITAL ONE, NATIONAL ASSOCIATION, FIFTH THIRD BANK, NATIONAL ASSOCIATION THE HUNTINGTON NATIONAL BANK M&T BANK and TRUIST SECURITIES, INC. as Joint Lead Arrangers BofA SECURITIES, INC. and WELLS FARGO SECURITIES, LLC, as Joint Bookrunners WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent

i TABLE OF CONTENTS Section Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS .............................................................................. 1 SECTION 1.01. Certain Defined Terms ........................................................................................................... 1 SECTION 1.02. Computation of Time Periods; Other Definitional Provisions ............................................. 40 SECTION 1.03. Accounting Terms. ............................................................................................................... 40 SECTION 1.04. Rounding .............................................................................................................................. 41 SECTION 1.05. Times of Day ........................................................................................................................ 41 SECTION 1.06. Interest Rates ........................................................................................................................ 41 SECTION 1.07. Other Interpretative Provisions ............................................................................................ 41 SECTION 1.08. Pro Forma Basis ................................................................................................................... 42 ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES ...................................................................... 43 SECTION 2.01. The Advances ....................................................................................................................... 43 SECTION 2.02. Borrowings, Conversions and Continuations ....................................................................... 43 SECTION 2.03. [Intentionally Omitted] ......................................................................................................... 45 SECTION 2.04. Repayment of Advances ...................................................................................................... 45 SECTION 2.05. Termination or Reduction of the Commitments................................................................... 45 SECTION 2.06. Prepayments ......................................................................................................................... 45 SECTION 2.07. Interest .................................................................................................................................. 46 SECTION 2.08. Fees ...................................................................................................................................... 47 SECTION 2.09. Inability to Determine Rates; Replacement of Term SOFR and/or a Successor Rate. ......... 47 SECTION 2.10. Increased Costs; Illegality; Mitigation Obligations. ............................................................. 49 SECTION 2.11. Payments and Computations ................................................................................................ 50 SECTION 2.12. Taxes .................................................................................................................................... 51 SECTION 2.13. Sharing of Payments, Etc ..................................................................................................... 54 SECTION 2.14. Use of Proceeds .................................................................................................................... 55 SECTION 2.15. Evidence of Debt .................................................................................................................. 55 SECTION 2.16. Extension of Maturity Date .................................................................................................. 56 SECTION 2.17. Increase in Facilities ............................................................................................................. 56 SECTION 2.18. Borrowing Base Asset Provisions. ....................................................................................... 59 SECTION 2.19. Reappraisal Rights ............................................................................................................... 61 ARTICLE III CONDITIONS OF LENDING .................................................................................................... 61 SECTION 3.01. Conditions Precedent to Initial Extensions of Credit ........................................................... 61 SECTION 3.02. Conditions Precedent to Each Borrowing ............................................................................ 64 SECTION 3.03. Determinations Under Sections 3.01 and 3.02 ..................................................................... 65 ARTICLE IV REPRESENTATIONS AND WARRANTIES ............................................................................ 65 SECTION 4.01. Representations and Warranties of the Loan Parties ............................................................ 65 ARTICLE V COVENANTS OF THE LOAN PARTIES ................................................................................... 70 SECTION 5.01. Affirmative Covenants ......................................................................................................... 70 SECTION 5.02. Negative Covenants ............................................................................................................. 74 SECTION 5.03. Reporting Requirements ....................................................................................................... 81

Section Page ii SECTION 5.04. Financial Covenants ............................................................................................................. 84 SECTION 5.05. Borrowing Base Covenants .................................................................................................. 85 ARTICLE VI EVENTS OF DEFAULT ............................................................................................................. 85 SECTION 6.01. Events of Default.................................................................................................................. 85 SECTION 6.02. Remedies Upon Event of Default ......................................................................................... 87 SECTION 6.03. Application of Funds ............................................................................................................ 87 ARTICLE VII GUARANTY .............................................................................................................................. 88 SECTION 7.01. Guaranty; Limitation of Liability ......................................................................................... 88 SECTION 7.02. Guaranty Absolute ............................................................................................................... 88 SECTION 7.03. Waivers and Acknowledgments ........................................................................................... 89 SECTION 7.04. Subrogation .......................................................................................................................... 90 SECTION 7.05. Guaranty Supplements ......................................................................................................... 90 SECTION 7.06. Indemnification by Guarantors............................................................................................. 91 SECTION 7.07. Subordination ....................................................................................................................... 91 SECTION 7.08. Continuing Guaranty ............................................................................................................ 92 SECTION 7.09. Keepwell .............................................................................................................................. 92 ARTICLE VIII THE ADMINISTRATIVE AGENT ......................................................................................... 92 SECTION 8.01. Appointment and Authority ................................................................................................. 92 SECTION 8.02. Rights as a Lender ................................................................................................................ 93 SECTION 8.03. Exculpatory Provisions ........................................................................................................ 93 SECTION 8.04. Reliance by Administrative Agent ....................................................................................... 94 SECTION 8.05. Indemnification by Lenders ................................................................................................. 94 SECTION 8.06. Delegation of Duties ............................................................................................................ 94 SECTION 8.07. Resignation of Administrative Agent. .................................................................................. 95 SECTION 8.08. Non-Reliance on the Administrative Agent, the Arrangers, the Syndication Agent and the Other Lenders ....................................................................................................................... 95 SECTION 8.09. No Other Duties, Etc ............................................................................................................ 96 SECTION 8.10. Administrative Agent May File Proofs of Claim ................................................................. 96 SECTION 8.11. Guaranty and Collateral Matters .......................................................................................... 97 SECTION 8.12. Guaranteed Hedge Agreements ............................................................................................ 98 SECTION 8.13. Recovery of Erroneous Payments ........................................................................................ 98 ARTICLE IX MISCELLANEOUS .................................................................................................................... 98 SECTION 9.01. Amendments, Etc ................................................................................................................. 98 SECTION 9.02. Notices, Etc ........................................................................................................................ 102 SECTION 9.03. No Waiver; Remedies ........................................................................................................ 104 SECTION 9.04. Costs and Expenses; Indemnification ................................................................................ 104 SECTION 9.05. Right of Set-off .................................................................................................................. 106 SECTION 9.06. Successors and Assigns. ..................................................................................................... 106 SECTION 9.07. Electronic Execution; Electronic Records; Counterparts ................................................... 109 SECTION 9.08. Effectiveness ...................................................................................................................... 110 SECTION 9.09. Integration .......................................................................................................................... 110 SECTION 9.10. Defaulting Lenders ............................................................................................................. 110 SECTION 9.11. Confidentiality ................................................................................................................... 111 SECTION 9.12. Certain ERISA Matters ...................................................................................................... 112 SECTION 9.13. Patriot Act Notification ...................................................................................................... 113

Section Page iii SECTION 9.14. Jurisdiction, Etc. ................................................................................................................. 114 SECTION 9.15. Governing Law .................................................................................................................. 114 SECTION 9.16. WAIVER OF JURY TRIAL .............................................................................................. 114 SECTION 9.17. Acknowledgment and Consent to Bail-In of Affected Financial Institutions .................... 114 SECTION 9.18. Acknowledgment Regarding Any Supported QFCs .......................................................... 115 SECTION 9.19. Joint and Several Liability; Recourse Nature of Obligations ............................................. 115 SECTION 9.20. Survival of Representations and Warranties ...................................................................... 116 SECTION 9.21. No Fiduciary Duties ........................................................................................................... 116 SECTION 9.22. Collateral and Guarantor Releases. .................................................................................... 117 SECTION 9.23. No Novation. ...................................................................................................................... 117

AMENDED AND RESTATED CREDIT AGREEMENT AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 24, 2025 (this “Agreement”) among SUMMIT JV MR 2, LLC, a Delaware limited liability company (“Summit JV MR 2”), Summit JV MR 3, LLC, a Delaware limited liability company (“Summit JV MR 3”) and Summit NCI NOLA BR 184, LLC, a Delaware limited liability company (“Summit NOLA”) and, together with Summit JV MR 2 and Summit JV MR 3, the “Borrowers”), Summit Hospitality JV, LP, a Delaware limited partnership (the “Parent”), certain Subsidiaries of the Borrowers from time to time party hereto, as Guarantors, the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), BANK OF AMERICA, N.A., as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lenders (as hereinafter defined). RECITALS WHEREAS, the Borrowers, the Parent, the Subsidiaries of the Borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, are parties to that certain Credit Agreement, dated as of January 13, 2022 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety, but not as a novation, on the terms and subject to the conditions hereinafter set forth. NOW, THEREFORE, the parties hereto agree that the Existing Credit Agreement shall be, and hereby is, amended and restated in its entirety as follows, effective on and as of the Closing Date (as defined below): ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Acceding Lender” has the meaning specified in Section 2.17(d). “Acceptable Preferred Interests” means, with respect to a Borrower or any Subsidiary of a Borrower, any non-voting Equity Interests issued by such Person (a) that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation, (b) of which there are no more than 125 shares issued by such Borrower or such Subsidiary, as applicable, excluding any such shares held by the Parent, a Borrower, or a Subsidiary of a Borrower that is a Guarantor, (c) shares of which have a maximum value of $1,000, (d) that have an aggregate liquidation preference not in excess of $125,000 (plus a $100 per unit redemption premium if such shares are redeemed during the first two calendar years following issuance) with respect to such Borrower or such Subsidiary, as applicable, excluding any such shares held by the Parent, a Borrower, or a Subsidiary of a Borrower that is a Guarantor, (e) that are held by Persons other than the Parent REIT or any of its Subsidiaries and (f) that are redeemable at any time by such Borrower or such Subsidiary, as applicable, in its sole discretion at its liquidation preference. “Accession Agreement” has the meaning specified in Section 2.17(d)(ii)(A). “Additional Guarantor” has the meaning specified in Section 7.05.

2 “Adjusted Consolidated EBITDA” means, on any date of determination, (a) Consolidated EBITDA less (b) an amount equal to the aggregate Deemed FF&E Reserves for all Consolidated Assets owned by the Parent and its Consolidated Subsidiaries, in each case, for the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be. “Adjusted Net Operating Income” or “Adjusted NOI” means, on any date of determination, with respect to any Borrowing Base Asset, (a) the Net Operating Income attributable to such Borrowing Base Asset, less (b) the Deemed FF&E Reserve for such Borrowing Base Asset, less (c) without duplication, the Deemed Management Fee for such Borrowing Base Asset, in each case, for the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be. “Administrative Agent” has the meaning specified in the first paragraph of this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrowers and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent. “Advance” means a Term Loan Advance or an Incremental Term Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote thirty-five (35%) or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise. “Aggregate Borrowing Base Asset Value” means, as of any date of determination, the aggregate Borrowing Base Asset Values of all Borrowing Base Assets at such time; provided that (i) not more than thirty-five percent (35%) of Aggregate Borrowing Base Asset Value may be in respect of a single Borrowing Base Asset, with any excess over such limit being excluded from Aggregate Borrowing Base Asset Value for such period, (ii) not more than thirty percent (30%) of Aggregate Borrowing Base Asset Value may be in respect of Borrowing Base Assets located in any one metropolitan statistical area (other than the Dallas metropolitan statistical area), with any excess over such limit being excluded from Aggregate Borrowing Base Asset Value for such period, (iii) not more than thirty percent (30%) of Aggregate Borrowing Base Asset Value for any period may be in respect of Borrowing Base Assets that are subject to Qualifying Ground Leases, with any excess over such limit being excluded from Aggregate Borrowing Base Asset Value for such period, (iv) not more than twenty percent (20%) of Aggregate Borrowing Base Asset Value for any period may be in respect of Borrowing Base Assets that are not operated under a nationally recognized brand subject to a Franchise Agreement with an Approved Franchisor, with any excess over such limit being excluded from Aggregate Borrowing Base Asset Value for such period and (v) no less than ten (10) Hotel Assets must,

3 at all times, qualify as Borrowing Base Assets or the Aggregate Borrowing Base Asset Value shall be deemed to be zero. “Aggregate Facility Amount” means, at any date of determination, the sum of (i) the Term Loan Facility at such time and (ii) all Incremental Term Loan Facilities at such time. “Agreement” has the meaning specified in the recital of parties to this Agreement. “Allocated Loan Amount” means, on any date of determination, with respect to (a) any Initial Borrowing Base Asset, the amount set forth opposite such Initial Borrowing Base Asset on Schedule I hereto and (b) any Borrowing Base Asset added to the Borrowing Base Pool after the Closing Date, the allocated loan amount for such Asset agreed to mutually by the Borrowers and the Required Lenders at the time such Asset is included the Borrowing Base Pool. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Parent or any of its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering including, without limitation, the United Kingdom Bribery Act of 2010 and the United States Foreign Corrupt Practices Act of 1977, as amended. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Margin” means, at any date of determination, (a) with respect to Term Loan Advances, 2.35% for SOFR Advances and 1.35% for Base Rate Advances and (b) for Incremental Term Advances of any Type, the rate or rates per annum specified in the applicable Incremental Term Loan Facility Amendment. “Appraisal” means an MAI appraisal that is in form and substance reasonably satisfactory to the Administrative Agent and prepared by an independent appraisal firm that is reasonably acceptable to the Administrative Agent, setting forth the estimated “as-is” going concern value of an Asset. “Appropriate Lender” means, at any time, with respect to the Term Loan Facility or an Incremental Term Loan Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan Advance or Incremental Term Advance, respectively, at such time. “Approved Franchisor” means, with respect to any Hotel Asset, a nationally recognized hotel brand franchisor that has entered into a written franchise agreement (i) substantially in the form customarily used by such franchisor at such time or (ii) in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent confirms that each of the franchisors shown on Part IV of Schedule 4.01(p) hereto is satisfactory to the Administrative Agent and shall be considered an Approved Franchisor. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Manager” means a nationally recognized hotel manager (a) with (or controlled by a Person or Persons with) at least ten years of experience in the management of limited service, select service and full service hotels that have been rated “upscale” “upper midscale” or “midscale” or better by Smith Travel Research and (b) that is engaged pursuant to a written management agreement in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent confirms that each of the managers shown on Schedule III hereto is satisfactory to the Administrative Agent and shall be considered an Approved Manager. For purposes of this definition, the term “control” (including

4 the term “controlled by”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise. “Arrangers” means BofA Securities, Inc., Wells Fargo Securities, LLC, Capital One, National Association, Fifth Third Bank, National Association, The Huntington National Bank, M&T Bank and Truist Securities, Inc., each in its capacity as a joint lead arranger. “Assets” means, collectively, Hotel Assets, Development Assets, Joint Venture Assets and Parking Assets. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.06), and accepted by the Administrative Agent, in accordance with Section 9.06 and in substantially the form of Exhibit E-1 hereto or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Assumed Unsecured Interest Expense” means, on any date, the greater of (a) the actual Interest Expense on Unsecured Indebtedness of the Borrowers and their Consolidated Subsidiaries and (b) the outstanding principal balance of all Unsecured Indebtedness of the Borrowers and their Consolidated Subsidiaries, multiplied by 6.00%, in each case for the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capitalized Lease. “Availability” means, at any date of determination, (a) the lowest of (i) the Aggregate Facility Amount, (ii) the Aggregate Borrowing Base Asset Value at such time multiplied by fifty-five (55%) and (iii) the principal amount that when outstanding under the Facilities would result in a Borrowing Base Interest Coverage Ratio (determined on a pro forma basis as of the most recently ended fiscal quarter for which financial statements are available) at least equal to 1.50:1.00, less (b) an amount equal to the Total Outstandings on such date. To the extent any calculation of Availability is required to be made as of any date of determination other than the last day of a fiscal quarter of the Parent, such calculation shall be made on a pro forma basis in accordance with Section 1.08. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

5 “Bank of America” means Bank of America, N.A. and its successors. “Bankruptcy Law” means any applicable law governing a proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) the rate equal to Term SOFR with a term one month plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.09, then the Base Rate shall be the greatest of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “Base Rate Advance” means an Advance that bears interest based on the Base Rate. “Beneficial Ownership Certification” means, if the Borrower qualifies as a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, a certification of beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” has the meaning specified in Section 9.18(b). “Borrower” and “Borrowers” have the meanings specified in the recital of parties to this Agreement. “Borrower Materials” has the meaning specified in Section 9.11. “Borrowing” means a borrowing consisting of simultaneous Term Loan Advances of the same Type or Incremental Term Advances of the same Type, in each case made by the Appropriate Lenders, and, in the case of Term SOFR Advances, having the same Interest Period. “Borrowing Base Adjusted NOI” means aggregate Adjusted NOI for all Borrowing Base Assets. “Borrowing Base Asset” means an Eligible Asset that the Borrowers have proposed to designate as a Borrowing Base Asset, which designation has been approved by the Required Lenders in their reasonable discretion. For the avoidance of doubt, any Asset that is not, or at any time ceases to be, an Eligible Asset is not a Borrowing Base Asset. “Borrowing Base Asset Designation Package” means, with respect to the proposed designation of any Eligible Asset as a Borrowing Base Asset, the following items, each in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

6 (a) a description of such Asset in detail satisfactory to the Administrative Agent, (b) a projected cash flow analysis of such Asset, (c) a statement of operating expenses and operating revenues for such Asset for the immediately preceding thirty-six (36) consecutive calendar months, or such shorter period that the Asset has been open for business, (d) a budget of operating expenses, operating revenues and capital expenditures for such Asset for the next succeeding twelve (12) consecutive months, (e) if such Asset is then the subject of an acquisition transaction, a copy of the purchase agreement with respect thereto and a schedule of the proposed sources and uses of funds for such transaction and (f) such other information as reasonably requested by the Administrative Agent or the Required Lenders. “Borrowing Base Asset Value” means, as of any date of determination and with respect to any Borrowing Base Asset, the following: (a) with respect to each Borrowing Base Asset that is a New Property, an amount equal to the lesser of (i) the acquisition price for such Borrowing Base Asset paid by the Parent or any of its Consolidated Subsidiaries to a non-affiliate and (ii) the appraised “as is” value of such Borrowing Base Asset as reflected in a Current Appraisal; and (b) with respect to each Borrowing Base Asset that is a Seasoned Property, the appraised “as is” value of such Borrowing Base Asset as reflected in a Current Appraisal. For the avoidance of doubt, the Borrowing Base Asset Value of any Asset that is not, or at any time ceases to be, an Eligible Asset, is zero. “Borrowing Base Covenants” means the covenants set forth in Section 5.05. “Borrowing Base Interest Coverage Ratio” means, at any date of determination, the ratio of Borrowing Base Adjusted NOI to Assumed Unsecured Interest Expense. “Borrowing Base Leverage Ratio” means, at any date of determination, the ratio of Total Outstandings to Aggregate Borrowing Base Asset Value. “Borrowing Base Pool” means, at any time, a collective reference to the Borrowing Base Assets that are included in a calculation of Aggregate Borrowing Base Asset Value made at such time. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Cash Equivalents” means any of the following, to the extent owned by the applicable Loan Party or any of its Subsidiaries free and clear of all Liens and having a maturity of not greater than ninety (90) days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, which issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000 or (c) commercial paper in an aggregate amount of not more than $50,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

7 “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means the occurrence of any of the following: (a) any Person or two (2) or more Persons acting in concert shall have acquired and shall continue to have following the date hereof beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent REIT (or other securities convertible into such Voting Interests) representing thirty- five (35%) or more of the combined voting power of all Voting Interests of the Parent REIT; or (b) there is a change in the composition of the Parent REIT’s board of directors over a period of twenty- four (24) consecutive months (or less) such that a majority of board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of board members, to be comprised of individuals who either (i) have been board members continuously since the beginning of such period or (ii) have been elected or nominated for election as board members during such period by at least a majority of the board members described in clause (i) who were still in office at the time such election or nomination was approved by the board; or (c) any Person or two (2) or more Persons acting in concert shall have acquired and shall continue to have following the date hereof, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation will result in its or their acquisition of the power to direct, directly or indirectly, the management or policies of the Parent REIT; or (d) the Parent REIT ceases to be the sole member of and the direct legal and beneficial owner (free and clear of all Liens) of all of the limited liability company interests in, Summit Hotel GP, LLC and/or Summit Hotel GP, LLC ceases to be the sole general partner of and the direct legal and beneficial owner of all of the general partnership interests in, Summit Hotel OP, LP; or (e) Summit Hotel OP, LP ceases to be the direct or indirect beneficial owner of at least fifty-one (51%) of the limited partnership interests in the Parent; or (f) the Parent REIT ceases to be the sole member of and the direct legal and beneficial owner of all of the limited liability company interests in, Summit Hotel GP 2, LLC and/or Summit Hotel GP 2, LLC ceases to be the sole general partner of and the direct legal and beneficial owner of all of the general partnership interests in, the Parent; or (g) the Parent ceases to be the sole member of and the direct legal and beneficial owner (free and clear of all Liens other than pursuant to the Loan Documents) of all of the Equity Interests in a Borrower (other than Acceptable Preferred Interests); or (h) any Person or two (2) or more Persons (other than the Parent) acting in concert shall have acquired and shall continue to have following the date hereof, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation will result in its or their acquisition of the power to direct, directly or indirectly, the management or policies of a Borrower; or (i) a Borrower ceases to be the direct or indirect legal and beneficial owner (free and clear of all Liens other than Liens arising under the Loan Documents) of all of the Equity Interests in each direct and indirect Subsidiary that owns or leases a Borrowing Base Asset (other than (i) Acceptable Preferred Interests and (ii) non-voting Preferred Interests issued by such Subsidiary that are held by the Parent, a Borrower or another Subsidiary of a Borrower that is a Guarantor).

8 “Closing Date” means the date hereof. “CME” means CME Group Benchmark Administration Limited. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all of the “Collateral” or other similar term referred to in the Pledge Agreement that is required under the terms of the Loan Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commitment” means a Term Loan Commitment or an Incremental Term Loan Commitment, as the context may require. “Commitment Date” has the meaning specified in Section 2.17(b). “Commitment Increase” has the meaning specified in Section 2.17(a). “Communications” means this Agreement, any Loan Document and each notice, demand, communication, information, document, amendment, approval, consent, information, certificate, request, statement, disclosure or authorization related to any Loan Document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents, including for the avoidance of doubt, all electronic communications permitted by Section 9.02(b). “Compliance Certificate” means a certificate substantially in the form of Exhibit C signed by a Responsible Officer of the Parent or a Borrower. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR or Daily Simple SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, Conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consent Request Date” has the meaning specified in Section 9.01(b). “Consolidated” refers to the consolidation of accounts in accordance with GAAP.

9 “Consolidated EBITDA” means, as of any date of determination, in each case for any applicable measurement period, without duplication, for the Parent and its Consolidated Subsidiaries, Consolidated net income or loss for such period, plus (w) the sum of (i) to the extent actually deducted in determining said Consolidated net income or loss, Consolidated Interest Expense, minority interest and provision for taxes for such period (excluding, however, Consolidated Interest Expense and taxes attributable to unconsolidated subsidiaries of the Parent and any of its Subsidiaries), (ii) the amount of all amortization of intangibles and depreciation that were deducted in determining Consolidated net income or loss for such period, (iii) any non-cash charges (including one-time non-cash impairment charges) in such period to the extent that such non-cash charges were deducted in determining Consolidated net income or loss for such period, and (iv) any other non-recurring charges in such period, less (x) to the extent included in determining Consolidated net income or loss for such period, the amount of non-recurring non-cash gains during such period, plus (y) with respect to each Joint Venture, the JV Pro Rata Share of the sum of (i) to the extent actually deducted in determining said Consolidated net income or loss, Consolidated Interest Expense, minority interest and provision for taxes for such period, (ii) the amount of all amortization of intangibles and depreciation that were deducted in determining Consolidated net income or loss for such period, (iii) any non-cash charges (including one- time non-cash impairment charges) in such period to the extent that such non-cash were deducted in determining Consolidated net income or loss for such period, and (iv) any other non-recurring charges in such period, less (z) to the extent included in determining Consolidated net income or loss for such period, the amount of non-recurring non-cash gains during such period, in each case of such Joint Venture determined on a Consolidated basis and in accordance with GAAP for such period; provided that Consolidated EBITDA shall be determined without giving effect to any extraordinary gains or losses (including any taxes attributable to any such extraordinary gains or losses) or gains or losses (including any taxes attributable to such gains or losses) from sales of assets other than from sales of inventory (excluding Real Property) in the ordinary course of business; provided further that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition or disposition of Equity Interests) by the Parent or any of its Subsidiaries during such period, Consolidated EBITDA will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to (A) in the case of an acquired Asset that is a newly constructed Asset with no operating history, the Pro Forma EBITDA, if any, of such Asset, or (B) in the case of any other acquired Asset, such acquired Asset’s actual Consolidated EBITDA (computed as if such Asset was owned by the Parent or one (1) of its Consolidated Subsidiaries for the entire period) generated during the portion of such period that such Asset was not owned by the Parent or such Consolidated Subsidiary and (2) in the case of a disposition, by subtracting therefrom an amount equal to the actual Consolidated EBITDA generated by the Asset so disposed of during such period; provided further that in the case of an Asset that shall be repositioned and where such Asset is fully closed for renovations, upon the re-opening of such Asset, all Consolidated EBITDA allocable to such Asset prior to the re-opening shall be excluded from the calculation of Consolidated EBITDA and instead Consolidated EBITDA will be increased by the amount of Pro Forma EBITDA of such Asset, if any, (it being understood, for the avoidance of doubt, that such Asset’s actual Consolidated EBITDA from (including) and after the re-opening date shall not be excluded); provided further still that no more than ten percent (10%) of Consolidated EBITDA shall be Pro Forma EBITDA (provided, that to the extent such limitation is exceeded, the amount of such of Pro Forma EBITDA shall be removed from the calculation of Consolidated EBITDA to the extent of such excess). “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Fixed Charges. “Consolidated Fixed Charges” means, as of any date of determination, for the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be, for the Parent and its Consolidated Subsidiaries, the sum (without duplication) of (i) Consolidated Interest Expense for such period, plus (ii) the scheduled principal amount of all

10 amortization payments (but not final balloon payments at maturity) for such period on all Consolidated Indebtedness, plus (iii) cash distributions on Preferred Interests payable by the Parent or a Consolidated Subsidiary for such period and distributions made by the Parent a Consolidated Subsidiary in such period for the purpose of paying dividends on Preferred Interests issued by such Person(s). “Consolidated Indebtedness” means, at any time, the Indebtedness of the Parent and its Consolidated Subsidiaries; provided, however, that Consolidated Indebtedness shall also include, without duplication, the JV Pro Rata Share of Indebtedness for each Joint Venture. “Consolidated Interest Expense” means, as of any date of determination for any applicable measurement period, the sum of (a) the aggregate cash interest expense of the Parent and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP, including capitalized interest and the portion of any payments made in respect of capitalized lease liabilities allocable to interest expense, but excluding (i) deferred financing costs, (ii) other non-cash interest expense and (iii) any capitalized interest relating to construction financing for an Asset to the extent an interest reserve or a loan “holdback” is maintained in respect of such capitalized interest pursuant to the terms of such financing as reasonably approved by the Administrative Agent, plus (b) such Persons’ JV Pro Rata Share of the items described in clause (a) above of its Joint Ventures for such period. “Consolidated Tangible Net Worth” means, as of a given date, the stockholders’ equity of the Parent and its Subsidiaries determined on a Consolidated basis plus accumulated depreciation and amortization, less (to the extent included when determining such stockholders’ equity): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all determined on a Consolidated basis. “Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Indebtedness, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in an manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of another Type.

11 “Covered Entity” has the meaning specified in Section 9.18(b). “Covered Party” has the meaning specified in Section 9.18(a). “Current Appraisal” means, as to any Asset on any date, an Appraisal with respect to such Asset that is dated no more than twelve (12) months prior to such date. “Customary Carve-Out Agreement” has the meaning specified in the definition of Non- Recourse Debt. “Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Daily SOFR Advance” means an Advance that bears interest at a rate based on Daily Simple SOFR. “Debt for Borrowed Money” of any Person means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person; provided, however, that in the case of the Parent and its Subsidiaries “Debt for Borrowed Money” shall also include, without duplication, the JV Pro Rata Share of Debt for Borrowed Money for each Joint Venture; provided further that as used in the definition of “Consolidated Fixed Charge Coverage Ratio”, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition or disposition of Equity Interests) by the Parent or any of its Subsidiaries during the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be the term “Debt for Borrowed Money” (a) shall include, in the case of an acquisition, any Debt for Borrowed Money directly relating to such Asset existing immediately following such acquisition computed as if such indebtedness also existed for the portion of such period that such Asset was not owned by the Parent or such Subsidiary, and (b) shall exclude, in the case of a disposition, for such period any Debt for Borrowed Money to which such Asset was subject to the extent such Debt for Borrowed Money was repaid or otherwise terminated upon the disposition of such Asset. “Debtor Relief Laws” means any Bankruptcy Law, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Debtor Subsidiary” has the meaning specified in Section 6.01(f). “Deemed FF&E Reserve” means, on any date of determinations, with respect to any Asset for any applicable measurement period, an amount equal to four percent (4%) of the Gross Revenues for such fiscal period. “Deemed Management Fee” means, on any date of determination and with respect to any Asset for any applicable measurement period, the greater of (i) an amount equal to three percent (3%) of the Gross Revenues of such Asset for such fiscal period and (ii) all actual management fees payable in respect of such Asset during such fiscal period. “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

12 “Default Rate” means (i) with respect to Advances under the Term Loan Facility and any interest, fee or other amount payable under the Loan Documents, a rate equal to two percent (2.00%) per annum above the rate per annum required to be paid on Base Rate Advances made under the Term Loan Facility and (ii) with respect to Advances under any Incremental Term Facility, the rate per annum set forth in the applicable Incremental Term Loan Facility Amendment. “Defaulting Lender” means, subject to Section 9.10(b), any Lender that (a) has failed to (i) fund all or any portion of its Commitments within two (2) Business Days of the date any such Commitment was required to be funded by such Lender hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding the Advance has not been satisfied (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such notice) or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrowers or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lenders’ obligation to fund a Commitment hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within two (2) Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Person. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 9.10(a)) upon delivery of written notice of such determination to the Borrowers and each Lender. “Designated Person” has the meaning specified in Section 4.01(x). “Development Assets” means all Real Property acquired for development into Hotel Assets that, in accordance with GAAP, would be classified as development property on a Consolidated balance sheet of the Parent and its Subsidiaries. “Direct Owner” means, as to any Eligible Asset that is owned by or ground leased to a Subsidiary of a Borrower, any Subsidiary of a Borrower that directly owns or ground leases a portion of such Eligible Asset. “Dividing Person” has the meaning assigned to it in the definition of “Division.”

13 “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “ECP” means an eligible contract participant as defined in the Commodity Exchange Act. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning specified in Section 9.07. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time. “Eligible Asset” has the meaning specified in the definition of “Eligible Asset Criteria.” “Eligible Asset Criteria” in order for any Asset to qualify as an Eligible Asset the Asset must meet and continue at all times to satisfy each of the following criteria (each such Asset that meets such criteria being referred to as an “Eligible Asset”): (a) The Asset is either (a) a Hotel Asset located in a state within the United States of America or in the District of Columbia, and is a limited service, select service or full service hotel that is rated “upscale”, “upper midscale”, “midscale” or better by Smith Travel Research or (b) a Parking Asset located in a state within the United States or in the District of Columbia. (b) The Asset is (i) wholly owned in fee simple directly by, or is ground leased pursuant to a Qualifying Ground Lease directly to, (x) one or more Borrowers and/or (y) one or more wholly owned Subsidiaries of one or more Borrowers each of which is a Guarantor, and (ii) is leased to the applicable TRS Lessee pursuant to an Operating Lease (or, in the case of the Parking Asset commonly referred to as (i) the “Dallas Downtown Parking Garage,” is wholly owned in fee simple directly by, or

14 is ground leased pursuant to a Qualifying Ground Lease directly to, one or more Borrowers and/or one or more Wholly-Owned Subsidiaries of one or more Borrowers each of which is a Guarantor, and, upon termination of the historical tax credits related to the Dallas Downtown Parking Garage, will be leased to the applicable TRS Lessee pursuant to an Operating Lease or a conventional real estate lease and (ii) the “Frisco Parking Garage,” is wholly owned in fee simple directly by one or more Borrowers and/or one or more Wholly-Owned Subsidiaries of one or more Borrowers each of which is a Guarantor). (c) The Asset is fully operating, open to the public, and not the subject of a Material Renovation. (d) Each Direct Owner of such Asset and each Indirect Owner of each such Direct Owner must be organized in a state within the United States of America or in the District of Columbia. (e) No Direct Owner of such Asset and no Indirect Owner of such Direct Owner owns any Real Property other than Borrowing Base Assets. (f) The Asset is not, and no interest therein of any Borrower or any of its Subsidiaries is, subject to any (a) ground lease (other than an Qualifying Ground Lease) or (b) Lien or Negative Pledge (in each case, other than pursuant to the Loan Documents and Permitted Asset Encumbrances). (g) One or more Borrowers and/or one or more Wholly-Owned Subsidiaries of one or more Borrowers each of which is a Guarantor, directly or indirectly through one or more of their respective Subsidiaries, has the right to take the following actions without the need to obtain the consent of any other Person: (i) create Liens on such Asset as security for Indebtedness of such Borrower(s) and/or such Subsidiary(ies), as applicable and (ii) sell, transfer or otherwise dispose of such Asset (provided that any restrictions of the type described in the proviso in the definition of “Negative Pledge” shall not be deemed to cause a failure to satisfy the conditions set forth in clauses (i) and (ii) above)). (h) The Asset is free of all material structural defects or architectural deficiencies, title defects, environmental or other material matters (including a casualty event or condemnation) that could reasonably be expected to have a material adverse effect on the value, use or ability to sell or refinance such Asset. (i) The Asset is operated by an Approved Manager or any other property manager approved by the Administrative Agent pursuant to a Management Agreement approved by the Required Lenders in their reasonable discretion. (j) The Equity Interests of each Direct Owner of such Asset and each Indirect Owner of each such Direct Owner constitute Collateral and are not subject to any Liens (in each case, other than pursuant to the Loan Documents and Permitted Equity Encumbrances). (k) No Direct Owner of such Asset and no Indirect Owner of any such Direct Owner has incurred or otherwise is liable for any outstanding Indebtedness (other than (w) Indebtedness under the Facilities, (x) trade payables incurred in the ordinary course of business, (y) intercompany Indebtedness owed to a Loan Party and (z) in the case of an Indirect Owner, unsecured guaranties of Non-Recourse Debt of a Subsidiary thereof for which recourse to such Indirect Owner is contractually limited to liability under a Customary Carve-Out Agreement). (l) No Direct Owner of such Asset and no Indirect Owner of any such Direct Owner is subject to any proceedings under any Debtor Relief Law. (m) The Asset is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or

15 lots, and no other land or improvements is assessed and taxed together with such Asset or any portion thereof; provided, however, that if two or more Assets are located on a single tax lot, the Borrowers may elect to treat such Assets for all purposes of the Loan Documents as one Asset, in which case, such Asset shall be deemed to comply with this clause and such two or more components of such Asset shall be included in and removed from the Borrowing Base Pool simultaneously and both must satisfy each of the Eligibility Asset Criteria for either component to qualify as a Borrowing Base Asset. (n) The Administrative Agent has a Current Appraisal with respect to such Asset. “Eligible Assignee” means (i) a Lender; (ii) an Affiliate or an Approved Fund of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, respectively, and having total assets in excess of $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States or any State thereof, and having total assets in excess of $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) [reserved]; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and (viii) any other Person approved by the Administrative Agent (not to be unreasonably withheld or delayed), and, unless a Default has occurred and is continuing at the time any Acceding Lender becomes a Lender in connection with any Commitment Increase or in connection with an assignment effected pursuant to Section 9.06, approved by the Borrowers (not to be unreasonably withheld or delayed); provided, however, that the Borrowers shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided further that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition; and provided further that neither a Defaulting Lender nor any Affiliate of a Defaulting Lender nor any natural person shall qualify as an Eligible Assignee under this definition. “Environmental Action” means any enforcement action, suit, demand, demand letter, claim of liability, notice of non-compliance or violation, notice of liability or potential liability, investigation, enforcement proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief. “Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or

16 profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Code. “ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the thirty (30)-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following thirty (30) days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (g) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan; or (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Events of Default” has the meaning specified in Section 6.01. “Excluded Pledge Subsidiary” means any Subsidiary that (i) does not own, directly or indirectly, all or any portion of a Borrowing Base Asset and (ii) has a payment obligation under Secured Indebtedness owed to non-affiliates that by its terms does not permit the Equity Interests in such Subsidiary to be pledged. “Excluded Subsidiary” means any Subsidiary of a Borrower that is either: (a) an Immaterial Subsidiary; (b) prohibited from becoming a Guarantor by the terms of any agreement governing Non- Recourse Debt owed to a non-affiliate (or by the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under any Non-Recourse Debt);

17 (c) a Foreign Subsidiary for which providing a Guaranty of the Obligations would (i) violate applicable laws (including corporate benefit, financial assistance, fraudulent preference, thin capitalization rules and similar laws or regulations which limit the ability to provide credit support on local assets or properties) or (ii) reasonably be expected to violate or conflict with any fiduciary duties of officers or directors of such Foreign Subsidiary; or (d) a Foreign Subsidiary that is not otherwise an “Excluded Subsidiary” with respect to which the Administrative Agent reasonably determines that the cost of obtaining a Guaranty from such Foreign Subsidiary exceeds the practical benefit to the Lenders afforded thereby (including in the nature of stamp duties, notarization, registration or other costs that are disproportionate to the benefit afforded thereby, or that cause such benefit to be otherwise unavailable in a practicable manner). For the avoidance of doubt and notwithstanding anything to the contrary contained herein, any Subsidiary of a Borrower that is a borrower, guarantor or otherwise has provided security for, or has a payment obligation under, any Unsecured Indebtedness will not be an Excluded Subsidiary and will be a Guarantor. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor or the grant of such security interests becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Tax imposed on amounts payable to or for the account of any Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date, including the Closing Date, on which such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Sections 2.10(h) or 9.01(b)) or designates a new Lending Office (other than pursuant to a request by the Borrower under Section 2.10(g)), except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Person became a party hereto or to such Lender immediately before it changed its Lending Office, (c) any U.S. federal withholding Tax imposed pursuant to FATCA and (d) Taxes attributable to such Recipient’s failure to comply with Section 2.12(f). “Existing Credit Agreement” has the meaning specified in the recitals to this Agreement. “Existing Debt” means Indebtedness of each Loan Party and its Subsidiaries outstanding on the Closing Date. “Existing Delayed Draw Term Note” means a “Delayed Draw Term Note” as defined in the Existing Credit Agreement.

18 “Existing Term Note” means a “Term Note” as defined in the Existing Credit Agreement. “Extension Date” has the meaning specified in Section 2.16. “Extension Fee” has the meaning specified in Section 2.08(c). “Facility” means the Term Loan Facility or any Incremental Term Loan Facility, as the context may require. “Facility Exposure” means, at any date of determination, the sum of (a) the aggregate principal amount of all outstanding Advances, plus (b) all Obligations of the Loan Parties in respect of Guaranteed Hedge Agreements, valued at the Swap Termination Value thereof. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means, collectively, each separate letter agreement relating to fees payable in connection with the Facilities (and/or any individual Facility) that is executed and delivered by a Borrower or an Affiliate of a Borrower and to which the Administrative Agent or an Arranger is a party, as the same may be amended, restated or replaced from time to time. “FF&E” means all “furniture, furnishings and equipment” (as such phrase is commonly understood in the hotel industry) and all appurtenances and additions thereto and substitutions or replacements thereof owned by the applicable Loan Party and now or hereafter attached to, contained in or used in connection with the use, occupancy, operation or maintenance of the applicable Asset, including, without limitation, any and all fixtures, furnishings, equipment, furniture, and other items of tangible personal property, appliances, machinery, equipment, signs, artwork (including paintings, prints, sculpture and other fine art), office furnishings and equipment, guest room furnishings, and specialized equipment for kitchens, laundries, drying, bars, restaurants, spas, public rooms, health and recreational facilities, linens, dishware, two-way radios, all partitions, screens, awnings, shades, blinds, rugs, carpets, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; generators, boilers, compressors and engines; gas and electric machinery and equipment; facilities used to provide utility services; garbage disposal machinery or equipment; communication apparatus, including television, radio, music, and cable antennae and systems; attached floor coverings, window coverings, curtains, drapes and rods; storm doors and windows; stoves, refrigerators, dishwashers and other installed appliances; attached cabinets; trees, plants and other items of landscaping; visual and electronic

19 surveillance systems; and swimming pool heaters and equipment, fuel, water and other pumps and tanks; irrigation equipment; reservation system computer and related equipment; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets and all equipment, fixtures, furnishings, and articles of personal property now or hereafter attached to or used in or about any such Asset which is or may be used in or related to the planning, development, financing or operation thereof and all renewals of or replacements or substitutions for any of the foregoing. “Financial Covenants” means the covenants set forth in Section 5.04. “Fiscal Year” means a fiscal year of the Parent and its Consolidated Subsidiaries ending on December 31 in any calendar year. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. “Franchise Agreements” means (a) on the Closing Date, the Franchise Agreements set forth on Part IV of Schedule 4.01(p) hereto, and (b) any written franchise agreement in respect of a Hotel Asset after the Closing Date. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States of America, that are applicable to the circumstances as of the date of determination, consistently applied. “Good Faith Contest” means the contest of an item as to which: (a) such item is contested in good faith, by appropriate proceedings, (b) reserves that are adequate are established with respect to such contested item in accordance with GAAP and (c) the failure to pay or comply with such contested item during the period of such contest could not reasonably be expected to result in a Material Adverse Effect. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grantor” means the applicable Loan Party that is a party to the Pledge Agreement. “Gross Hotel Revenues” means, with respect to any Hotel Asset, all revenues and receipts of every kind derived from operating such Asset and parts thereof (without duplication of any such revenues or receipts that are included as Gross Parking Revenues), including, without limitation, income (from both cash and credit transactions), before commissions and discounts for prompt or cash payments, from rentals or sales of rooms, stores, offices, meeting space, exhibit space, or sales space of every kind (including rentals from timeshare marketing and sales desks); license, lease, and concession fees and rentals (not including gross receipts of licensees, lessees, and concessionaires); net income from vending machines; health club membership fees; food and beverage sales; parking; sales of merchandise (other than proceeds from the sale of FF&E no longer necessary to the operation of such Asset); service charges, to the extent not distributed to the employees at such Asset as, or in lieu of,

20 gratuities; and proceeds, if any, from business interruption or other loss of income insurance, all as determined in accordance with GAAP; provided, however, that Gross Hotel Revenues shall not include gratuities to employees of such Asset; federal, state, or municipal excise, sales, use, or similar taxes collected directly from tenants, patrons, or guests or included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); condemnation proceeds; or any proceeds from any sale of such Asset. “Gross Parking Revenues” means, for any period, with respect to any Parking Asset, all revenues and receipts of any kind derived from operating such Asset and parts thereof (without duplication of any such revenues or receipts that are included as Gross Hotel Revenues), including, without limitation, income (from both cash and credit transactions) derived from shuttle and valet services, and proceeds, if any, from business interruption or other loss of income insurance, all as determined in accordance with GAAP; provided, however, that Gross Parking Revenues shall not include gratuities to employees of such Asset’s federal, state or municipal excise, sales, use, or similar taxes collected directly from customers; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); condemnation proceeds; or any proceeds from any sale of such Asset. “Gross Revenues” means, for any period, the sum of (i) Gross Hotel Revenues and (ii) Gross Parking Revenues. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Hedge Agreement” means any Hedge Agreement that constitutes an interest rate swap, cap or collar agreement or an interest rate future or option contract, in each case that is permitted under Article V and that is entered into by and between any Loan Party and any Hedge Bank. “Guaranteed Obligations” has the meaning specified in Section 7.01. “Guarantor Deliverables” has the meaning specified in Section 5.01(j). “Guarantors” means, collectively, the Parent and each Subsidiary of a Borrower other than Excluded Subsidiaries.

21 “Guaranty” means the Guaranty by the Guarantors pursuant to Article VII, together with any and all Guaranty Supplements required to be delivered pursuant to Section 5.01(j) or Section 7.05. “Guaranty Supplement” means a supplement entered into by an Additional Guarantor in substantially the form of Exhibit D hereto. “Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, radon gas and mold and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law. “Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements. “Hedge Bank” means any entity that is a Lender or an Affiliate of a Lender at the time it enters into a Guaranteed Hedge Agreement in its capacity as a party to such Guaranteed Hedge Agreement. “HMT” means His Majesty’s Treasury. “Hotel Asset” means Real Property (other than any Joint Venture Asset) that operates or is intended to be operated as a hotel, resort or other lodging for transient use of rooms or is a structure from which a hotel, resort or other lodging for transient use of rooms is operated or intended to be operated. “Immaterial Subsidiary” means, on any date of determination, a Subsidiary of a Borrower that on such date holds no assets other than a de minimis amount of cash, cash equivalents and other assets. “Increase Date” has the meaning specified in Section 2.17(a). “Increasing Lender” has the meaning specified in Section 2.17(b). “Incremental Term Advance” has the meaning specified in Section 2.01(b). “Incremental Term Loan Commitment” means, as to each Incremental Term Loan Lender with respect to any Incremental Term Loan Facility, its obligation to make Incremental Term Advances to the Borrowers pursuant to Section 2.17 in an aggregate principal amount not to exceed the amount set forth opposite such Incremental Term Loan Lender’s name on the applicable schedule to the Incremental Term Loan Facility Amendment establishing such Incremental Term Loan Facility or opposite such caption in the Assignment and Acceptance or Accession Agreement pursuant to which such Incremental Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Incremental Term Loan Increase” has the meaning specified in Section 2.17(a). “Incremental Term Loan Facility” has the meaning specified in Section 2.17(a). “Incremental Term Loan Facility Amendment” has the meaning specified in Section 2.17(g). “Incremental Term Loan Lender” means (a) at any time prior to the applicable Increase Date, any Lender that has an Incremental Term Loan Commitment at such time and (b) at any time after the such Increase Date, any Lender that holds Incremental Term Advances at such time.

22 “Incremental Term Note” means a promissory note made by the Borrowers in favor of an Incremental Term Loan Lender evidencing Incremental Term Advances made by such Lender, substantially in the form of Exhibit A-2. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements); (c) net obligations of such Person under any Hedge Agreement; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than sixty (60) days after the date on which such trade account payable was created); (e) Capitalized Leases, Synthetic Lease Obligations and Synthetic Debt; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (other than any such obligation of such Person if such Person, in its sole discretion, may satisfy such obligation by delivering (or causing to be delivered) common equity interests in the Parent or a Subsidiary thereof that is not a Loan Party); (g) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (h) all Guarantees of such Person in respect of any of the foregoing, excluding guarantees of Non-Recourse Debt for which recourse is limited to liability under a Customary Carve-Out Agreement. For all purposes hereof: (a) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person, (b) the Indebtedness of the Parent and its Consolidated Subsidiaries shall include, with respect to the foregoing items and components thereof attributable to Indebtedness of non-Wholly-Owned Subsidiaries, only the Parent’s Ownership Percentage thereof, (c) the amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date and (d) the amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Costs” has the meaning specified in Section 8.05(a). “Indemnified Party” has the meaning specified in Section 7.06(a).

23 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indirect Owner” means, as to any Eligible Asset owned by or ground leased to one or more Subsidiaries of a Borrower, each other Subsidiary of a Borrower that owns a direct or indirect interest in the Direct Owners of such Eligible Asset. “Information” has the meaning specified in Section 9.11. “Initial Borrowing Base Assets” has the meaning specified in Section 3.01(a)(x). “Initial Extensions of Credit” means the initial Term Loan Advances made hereunder pursuant to Section 2.01. “Initial Lenders” has the meaning specified in the recital of parties to this Agreement. “Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA. “Interest Expense” means, with respect to a Person for a given period, without duplication, (a) total interest expense of such Person, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period, plus (b) such Person’s JV Pro Rata Share of Interest Expense of its Joint Venture for such period. Interest Expense shall include the interest component of Obligations in respect of Capitalized Leases and shall exclude the amortization of any deferred financing fees. “Interest Period” means as to each Term SOFR Advance, the period commencing on the date such Term SOFR Advance is disbursed or Converted to or continued as a Term SOFR Advance and ending on the date one (1) month or three (3) months thereafter (in each case, subject to availability), as selected by the Borrower in its Notice of Borrowing; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date for the applicable Facility. “Investment” means (a) any loan or advance to any Person, any purchase or other acquisition of any Equity Interests or Indebtedness or the assets comprising a division or business unit or a substantial part or all of the business of any Person, any capital contribution to any Person or any other direct or indirect investment in any Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Indebtedness of the types referred to in clause (g) or (h) of the definition of “Indebtedness” in respect of any Person, and (b) the purchase or other acquisition of any real property. “IRS” means the United States Internal Revenue Service.

24 “Joint Venture” means any joint venture (a) in which a Borrower or any of its Subsidiaries holds any Equity Interest, (b) that is not a Subsidiary of a Borrower or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of a Borrower or the Parent. “Joint Venture Assets” means, with respect to any Joint Venture at any time, the assets owned by such Joint Venture at such time. “JV Pro Rata Share” means, with respect to any Subsidiary of a Person (other than a Wholly- Owned Subsidiary) or any Joint Venture of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Joint Venture or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Joint Venture, in each case determined in accordance with the applicable provisions of the Organization Documents of such Subsidiary or Joint Venture. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lenders” means the Initial Lenders, each Acceding Lender that shall become a party hereto pursuant to Section 2.17 and each Person that shall become a Lender hereunder pursuant to Section 9.06 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Leverage Ratio” means, at any date of determination, the ratio of Total Indebtedness to Total Asset Value. “Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property. “Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Fee Letter, (d) each Guaranty Supplement (e) each Guaranteed Hedge Agreement, (f) the Pledge Agreement, (g) each Incremental Term Loan Facility Amendment and (h) each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement; in each case as the same may be amended, supplemented or otherwise modified from time to time. “Loan Parties” means the Parent, the Borrowers and the Guarantors. “Management Agreements” means (a) on the Closing Date, the Management Agreements set forth on Part III of Schedule 4.01(p) hereto (as supplemented from time to time in accordance with the provisions hereof), and (b) any Management Agreement in respect of a Borrowing Base Asset entered into after the Closing Date in compliance with Section 5.01(p).

25 “Margin Stock” has the meaning specified in Regulation U. “Material Adverse Change” means a material adverse change in the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Parent and its Subsidiaries, taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Parent and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under any Loan Document, (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party, or (d) the value, use or ability to sell or refinance any Borrowing Base Asset. “Material Contract” means each contract to which the Parent or any of its Subsidiaries is a party involving aggregate consideration payable to or by the Parent or such Subsidiary in an amount of $10,000,000 or more per annum or otherwise material to the business, financial condition, operations, performance or properties of the Parent and its Subsidiaries, taken as a whole. Without limitation of the foregoing, the Operating Leases, the Management Agreements and the Franchise Agreements shall be deemed to comprise Material Contracts hereunder. “Material Debt” means Indebtedness or Guarantees (other than Indebtedness hereunder) of the Parent or any of its Subsidiaries having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of (a) in the case of Recourse Debt, more than $10,000,000 and (b) in the case of Non-Recourse Debt, $50,000,000; provided, however, in any case, Material Debt shall not include (x) Non-Recourse Guarantees, unless and until a claim for payment has been made under any such Non- Recourse Guarantee or (y) unless and until a claim for payment has been made thereunder, any guarantees or indemnities of payment Obligations under any Qualifying Ground Lease, Franchise Agreements or other related agreements not constituting Debt for Borrowed Money and approved by the Administrative Agent. “Material Renovation” means any renovation of a Borrowing Base Asset the completion of which causes twenty-five percent (25%) or more of (a) in the case of a Hotel Asset, the rooms located in such Asset and (b) in the case of a Parking Asset, parking spaces located in such Asset, to be unavailable for use for a period of forty-five (45) consecutive days or longer. “Maturity Date” means (a) with respect to the Term Loan Facility, the earlier of (i) July 24, 2028, subject to extension thereof pursuant to Section 2.16 and (ii) the date that any Advances become due and payable pursuant to Section 6.02 and (b) with respect to any Incremental Term Loan Facility, the maturity date set forth in the Incremental Term Loan Facility Amendment establishing such Facility; provided, however, that, in each case, if such date is not a Business Day, the applicable Maturity Date shall be the next preceding Business Day. “Minimum Value Condition” means, at any time, the Aggregate Borrowing Base Asset Value is at least $300,000,000. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions or as to which any Loan Party or any ERISA Affiliate has any obligation or liability (whether by contract, indemnification or otherwise).

26 “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or as to which any Loan Party or any ERISA Affiliate has any obligation or liability (whether by contract, indemnification or otherwise) or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Negative Pledge” means, with respect to any asset, any provision of a document, instrument or agreement (other than any Loan Document or the definitive documentation for the Summit JV MR 1 Financing) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge and (b) evidences and or governs Indebtedness that is unsecured or secured exclusively by a pledge of Equity Interests and includes a provision that generally prohibits the encumbrance of assets shall not constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents. “Net Cash Proceeds” means, as applicable: (i) with respect to any Transfer, all cash and Cash Equivalents received by any Loan Party or any of its Subsidiaries therefrom (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) in connection with such transaction less the sum of (i) any Tax Distributions and all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such Tax Distributions or estimated taxes exceed the amount of actual Tax Distributions or taxes required to be paid in cash in respect of such Transfer, the amount of such excess shall constitute Net Cash Proceeds), (ii) all reasonable and customary out-of-pocket fees and expenses incurred in connection with such Transfer (including, to the extent reasonable and customary underwriting discounts and commissions, but excluding any payments to Affiliates of a Loan Party), (iii) the principal amount of, premium, if any, and interest on any Indebtedness (other than Indebtedness under the Loan Documents) secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale, to the extent such reserve is required by GAAP or as otherwise required pursuant to the documentation with respect to such Transfer, (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within thirty (30) days after, the date of such Transfer and (D) contractually required to be reserved for the payment of indemnification obligations; provided that, to the extent and at the time any such amounts are released from such reserve and received by such Loan Party or any of its Subsidiaries, such amounts shall constitute Net Cash Proceeds; and (ii) with respect to any issuance of Secured Non-Recourse Debt, the gross cash proceeds received by the Parent or any of its Consolidated Subsidiaries therefrom less the sum of (i) all reasonable and customary fees, commissions, investment banking fees, attorneys’ fees, accountants’ fees, underwriting fees, costs, underwriting discounts and other reasonable and customary expenses incurred in connection therewith except to the extent paid to an Affiliate of a Loan Party and (ii) amounts required to be deposited or maintained in segregated accounts as reserves in connection with any such issuance of Secured Non-Recourse Debt.

27 “Net Operating Income” means, as of any date of determination, the amount obtained by subtracting Operating Expenses from Operating Income, in each case for any applicable measurement period. “New Property” means each Asset acquired by a Borrower or any Subsidiary thereof or any Joint Venture (as the case may be) from the date of acquisition for a period of four (4) full fiscal quarters after the acquisition thereof; provided, however, that, upon the Seasoned Date for any New Property (or any earlier date selected by the Borrowers), such New Property shall be converted to a Seasoned Property and shall cease to be a New Property. “Non-Consenting Lender” has the meaning specified in Section 9.01(b). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Recourse Debt” means Debt for Borrowed Money with respect to which recourse for payment is limited to (a) any building(s) or parcel(s) of real property and any related assets encumbered by a Lien securing such Debt for Borrowed Money and/or (b) (i) the general credit of the Subsidiary that has incurred such Debt for Borrowed Money, and/or the direct Equity Interests therein and/or (ii) the general credit of the immediate parent entity of such Subsidiary, provided that such parent entity’s assets consist solely of Equity Interests in such Subsidiary, it being understood that the instruments governing such Debt for Borrowed Money may include customary carve-outs to such limited recourse (any such customary carve-outs or agreements limited to such customary carve-outs, being a “Customary Carve- Out Agreement”) such as, for example, personal recourse to the Parent or any Subsidiary for fraud, misrepresentation, misapplication or misappropriation of cash, waste, environmental claims, damage to properties, non-payment of taxes or other liens despite the existence of sufficient cash flow, interference with the enforcement of loan documents upon maturity or acceleration, voluntary or involuntary bankruptcy filings, violation of loan document prohibitions against transfer of properties or ownership interests therein and liabilities and other circumstances customarily excluded by lenders from exculpation provisions and/or included in separate indemnification and/or guaranty agreements in non- recourse financings of real estate. For the avoidance of doubt, Debt for Borrowed Money that refinances Existing Debt shall be permitted as Non-Recourse Debt, so long as such Debt for Borrowed Money meets all the requirements of Non-Recourse Debt. “Non-Recourse Guarantee” shall mean a Customary Carve-Out Agreement consisting of a guaranty or indemnity of Non-Recourse Debt. “Note” means a Term Note or an Incremental Term Note, as the context may require. “Notice of Borrowing” means a notice of (a) a Borrowing, (b) a Conversion of Advances from one (1) Type to the other, or (c) a continuation of a Term SOFR Advance, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of a Borrower. “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit G or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of a Borrower. “NPL” means the National Priorities List under CERCLA.

28 “Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, provided that in no event shall the Obligations of the Loan Parties under the Loan Documents include the Excluded Swap Obligations. “OECD” means the Organization for Economic Cooperation and Development. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Operating Expenses” means, with respect to any Borrowing Base Asset for any applicable measurement period, the actual costs and expenses of owning, operating, managing, and maintaining such Borrowing Base Asset during such period, including, without limitation, repairs, real estate and chattel taxes and bad debt expenses, but excluding (i) depreciation or amortization or other noncash items, (ii) the principal of and interest on Debt for Borrowed Money, (iii) income taxes or other taxes in the nature of income taxes, (iv) distributions to the shareholders, members or partners of the Borrowing Base Asset owner, and (v) capital expenditures, payments (without duplication) for FF&E or into FF&E reserves or management fees actually paid or payable during such period, all as determined in accordance with GAAP. “Operating Income” means, with respect to any Borrowing Base Asset for any applicable measurement period, all income received from any Person during such period in connection with the ownership or operation of the Asset, including, without limitation, (i) the Gross Hotel Revenues and Gross Parking Revenues, (ii) all amounts payable pursuant to any reciprocal easement and/or operating agreements, covenants, conditions and restrictions, condominium documents and similar agreements affecting such Borrowing Base Asset (but excluding any management agreements), and (iii) condemnation awards to the extent that such awards are compensation for lost rent allocable to such period, all as determined in accordance with GAAP. “Operating Lease” means any operating lease of a Borrowing Base Asset between the applicable Loan Party that owns such Borrowing Base Asset (whether in fee simple or subject to a Qualifying Ground Lease) and the applicable TRS Lessee that leases such Borrowing Base Asset, as each may be amended, restated, supplemented or otherwise modified from time to time. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

29 “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.10(h)). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Ownership Percentage” means, as to any Subsidiary of the Parent, the Parent’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary, in each case determined in accordance with the applicable provisions of the applicable Organization Document of such Subsidiary. “PACE Loan” means that certain “PACE” loan with an outstanding balance, as of the Closing Date, of approximately $5,776,000 that is secured by the Hilton Garden Inn Grapevine. “Parent” has the meaning specified in the recital of parties to this Agreement. “Parent REIT” means Summit Hotels Properties, Inc., a Maryland corporation. “Parking Asset” means a commercial multi-level parking facility or surface lot that is located adjacent to a Hotel Asset. “Participant” has the meaning specified in Section 9.06(d). “Participant Register” has the meaning specified in Section 9.06(d). “Patriot Act” has the meaning specified in Section 9.13. “PBGC” means the Pension Benefit Guaranty Corporation (or any successor). “Permitted Asset Encumbrances” means: (a) Liens for taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Loan Party in accordance with GAAP; (b) easements, zoning restrictions, rights of way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of a Borrower or any Subsidiary thereof; (c) carriers’, warehouseman’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or are being contested in good faith and by appropriate actions or proceedings diligently

30 conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) the rights of tenants under Tenancy Leases; provided that (i) such Tenancy Leases contain market terms and conditions, (ii) such rights of tenants constituting Liens do not secure any Indebtedness, and (iii) such leases and subleases do not in any case materially detract from the value of the property subject thereto; (e) rights of lessors under Qualifying Ground Leases; and (f) the Lien securing the PACE Loan. “Permitted Equity Encumbrances” means Liens for taxes, assessments or governmental charges which are (i) immaterial to the Borrowers and their respective Subsidiaries, taken as a whole, (ii) not overdue for a period of more than thirty (30) days or (iii) being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Loan Party in accordance with GAAP. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity. “Plan” means a Single Employer Plan or a Multiple Employer Plan. “Platform” has the meaning specified in Section 9.11. “Pledge Agreement” has the meaning specified in Section 3.01(a)(iii). “Pledged Debt” has the meaning assigned to such term in the Pledge Agreement. “Post Petition Interest” has the meaning specified in Section 7.07(b). “Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation. “Pro Forma EBITDA” means, for any Asset, an amount equal to ninety percent (90%) of such Asset’s forecasted EBITDA for the first four (4) full fiscal quarters of such Asset’s operation (following the fiscal quarter during which such Asset opens, in the case of a newly built Asset, or re-opens, in the case of a repositioned Asset), as determined by the Parent and calculated in a manner consistent with the definition of Consolidated EBITDA and as reasonably approved by the Administrative Agent; provided, however, that (a) Pro Forma EBITDA for the fourth full fiscal quarter of such Asset’s operation shall be adjusted to be (x) the amount of Pro Forma EBITDA for such fourth full fiscal quarter multiplied by (y) a fraction the numerator of which is the number of days in the fiscal quarter during which such Asset opens or re-opens, as applicable, from and including the first day of such fiscal quarter to but excluding the opening or re-opening date of such Asset, as applicable, and the denominator of which is the total number of days in such fiscal quarter during which such Asset opens or re-opens, and (b) Pro Forma EBITDA shall be adjusted on the last day of each fiscal quarter, beginning with the last day of the first full fiscal quarter of such Asset’s operation to remove the forecasted EBITDA attributable to such fiscal quarter; and on the last day of the fourth full fiscal quarter of such Asset’s operation, Pro Forma EBITDA for such Asset shall be equal to zero. For the avoidance of doubt, until such Asset has four (4) full fiscal quarters of actual Consolidated EBITDA, it is intended that Consolidated EBITDA include (1) the actual Consolidated EBITDA attributable to such Asset for the period commencing on the opening date or re-opening date, as applicable, for such Asset and ending on the last date of the fiscal quarter during which such Asset opened or re-opened and (2) a correspondingly adjusted amount of Pro Forma EBITDA for the fourth full fiscal quarter of such Asset’s operation.

31 “Proposed Increased Commitment” has the meaning specified in Section 2.17(b). “Proposed Borrowing Base Asset” has the meaning specified in Section 2.18(a). “Pro Rata Share” of any amount means, with respect to any Lender at any time, (a) in the case of the Term Loan Facility, the product of such amount times a fraction (expressed as a percentage carried out to the ninth decimal place) the numerator of which is, on or prior to the Closing Date, the amount of such Lender’s Term Loan Commitment at such time and, thereafter, such Lender’s Facility Exposure at such time with respect to the Term Loan Facility and the denominator of which is, on or prior to the Closing Date, the aggregate amount of the Lenders’ Term Loan Commitments at such time and, thereafter, the aggregate Facility Exposure at such time with respect to the Term Loan Facility and (b) in the case of any Incremental Term Loan Facility, the product of such amount times a fraction (expressed as a percentage carried out to the ninth decimal place) the numerator of which is, on or prior to the applicable Increase Date, the amount of such Lender’s Incremental Term Loan Commitment at such time and, thereafter, such Lender’s Facility Exposure at such time with respect to the applicable Incremental Term Loan Facility and the denominator of which is, on or prior to the applicable Increase Date, the aggregate amount of the Lenders’ Incremental Term Loan Commitments at such time and, thereafter, the aggregate Facility Exposure at such time with respect to the applicable Incremental Term Loan Facility. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 9.11. “QFC” has the meaning specified in Section 9.18(b). “QFC Credit Support” has the meaning specified in Section 9.18(a). “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other Person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder. “Qualifying Ground Lease” means a ground lease of Real Property under which a Wholly- Owned Subsidiary of a Borrower is the lessee, which ground lease is in full force and effect and not subject to any default and that the Administrative Agent determines, in its reasonable discretion, to be a financeable ground lease and that contains the following terms and conditions: (a) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor, provided, however, if the lessor’s consent is received, then this condition shall be deemed satisfied; (b) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (c) a remaining term (exclusive of any unexercised extension options that are subject to terms or conditions not yet agreed upon and specified in such ground lease or an amendment thereto, other than a condition that the lessee not be in default under such ground lease) of 30 years or more from the date the related Hotel Asset becomes a Borrowing Base Asset (or, solely in the case of the ground lease relating to the Hotel Asset commonly referred to as Canopy by Hilton New Orleans, 23 years or more from the date the related Hotel Asset becomes a Borrowing Base Asset); (d) reasonable provisions concerning transferability of the lessee’s interest under such lease, including the ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease.

32 “Real Property” means all right, title and interest of the Parent and each of its Subsidiaries in and to any land and any improvements located thereon, together with all equipment, furniture, materials, supplies, personal property and all other rights and property in which such Person has an interest now or hereafter located on or used in connection with such land and improvements, and all appurtenances, additions, improvements, renewals, substitutions and replacements thereof now or hereafter acquired by such Person. “Recipient” means the Administrative Agent or any Lender, as applicable. “Recourse Indebtedness” means Indebtedness for which the Parent or any of its Subsidiaries has personal or recourse liability in whole or in part, exclusive of Non-Recourse Debt and any Indebtedness for which such personal or recourse liability is limited to obligations under Customary Carve-Out Agreements, and provided that no claim shall have been made under such Customary Carve- Out Agreements. “Register” has the meaning specified in Section 9.06(c). “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time. “REIT” means a Person that is qualified and has elected to be treated for U.S. federal income tax purposes as a real estate investment trust under Sections 856-860 of the Code. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Release Conditions” means, with respect to (i) the release of any Guarantor from its obligations under the Guaranty, (ii) the release of any Collateral consisting of the Equity Interests in a Guarantor, Pledged Debt owed by a Guarantor and/or Collateral owned, directly or indirectly by a Guarantor, in each case, from the Liens created under the Pledge Agreement or (iii) the removal of any Borrowing Base Asset from the Borrowing Base Pool (each a “Release Transaction”), each of the following: (a) the Borrowers shall have delivered to the Administrative Agent, at least three (3) Business Days prior to the date of the proposed Release Transaction, a written notice requesting such Release Transaction (a “Release Notice”), which Release Notice shall identify the Collateral to be released from the Liens created under the Pledge Agreement, the Guarantor to be released from the Guaranty, or the Borrowing Base Asset to be removed from the Borrowing Base Pool, as applicable, as part of the proposed Release Transaction, and the date proposed for consummation of the Release Transaction; (b) immediately before and after giving effect to such Release Transaction, no Default or Event of Default has occurred and is continuing on such date (or would exist immediately after giving effect to the proposed Release Transaction); (c) at least two (2) Business Days prior to the proposed release date, the Administrative Agent shall have received (for distribution to the Lenders): (i) a duly completed Compliance Certificate as of the last day of the fiscal quarter or fiscal year, as applicable, of the Parent most recently ended prior to such date for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be, in form and substance reasonably

33 satisfactory to the Administrative Agent and including reasonably detailed calculations (in each case on a pro forma basis after giving effect to the proposed Release Transaction (and any related and contemplated transactions)) (i) of the Aggregate Borrowing Base Asset Value, (ii) demonstrating that the Minimum Value Condition is satisfied and (iii) demonstrating that the Borrowers are in compliance with the Financial Covenants and the Borrowing Base Covenants and that Availability is not less than zero; (ii) an updated list of Borrowing Base Assets; (iii) a certificate executed by a Responsible Officer of a Borrower certifying to the Administrative Agent that the conditions in clauses (a) and (b) above have been satisfied; and (d) the prepayment of Advances in an amount at least equal to (i) if the Borrowing Base Asset Value of such Borrowing Base Asset, together with the aggregate Borrowing Base Asset Values of all Borrowing Base Assets that were previously removed from the Borrowing Base Pool, is not greater than $200,000,000, the Allocated Loan Amount for such Borrowing Base Asset and (ii) if the Borrowing Base Asset Value of such Borrowing Base Asset, together with the aggregate Borrowing Base Asset Values of all Borrowing Base Assets that were previously removed from the Borrowing Base Pool, is greater than $200,000,000, 110% of the Allocated Loan Amount for such Borrowing Base Asset. Each prepayment pursuant to this clause shall be applied to each Facility on a pro rata basis (and shall be applied ratably to Advances held by each Term Loan Lender and each Incremental Term Loan Lender in accordance with each such Lender’s Pro Rata Share). “Release Notice” has the meaning specified in the definition of “Release Conditions.” “Release Transaction” has the meaning specified in the definition of “Release Conditions.” “Removal Effective Date” has the meaning specified in Section 8.07(b). “Replacement Lender” has the meaning specified in Section 9.01(b). “Required Incremental Term Loan Lenders” means, as of any time with respect to any Incremental Term Loan Facility, Incremental Term Loan Lenders owed or holding greater than fifty percent (50%) of the Incremental Term Advances of the applicable Incremental Term Loan Facility; provided that at all times when there are two or more Lenders, the term “Required Incremental Term Loan Lenders” shall in no event mean less than two Lenders. For purposes of this definition, any of the foregoing amounts owed to or held by any Defaulting Lender shall be disregarded in determining Required Incremental Term Loan Lenders at any time. “Required Lenders” means, as of any time, Lenders holding more than 50% of the sum of the (a) Total Outstandings and (b) aggregate unfunded Incremental Term Loan Commitments (in each case, if any); provided that at all times when there are two or more Lenders, the term “Required Lenders” shall in no event mean less than two Lenders. For purposes of this definition, any of the foregoing amounts owed to or held by any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Term Loan Lenders” means, as of any time, Term Loan Lenders owed or holding greater than fifty percent (50%) of the aggregate principal amount of the Advances outstanding at such time under the Term Loan Facility; provided that at all times when there are two or more Term Loan Lenders, the term “Required Term Loan Lenders” shall in no event mean less than two Lenders. For purposes of this definition, any of the foregoing amounts owed to or held by any Defaulting Lender shall be disregarded in determining Required Term Loan Lenders at any time.

34 “Rescindable Amount” has the meaning as defined in Section 2.11(d). “Resignation Effective Date” has the meaning specified in Section 8.07(b). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, controller or senior vice president of finance of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party, so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party, or entity authorized to act on behalf of such Loan Party, shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payments” has the meaning specified in Section 5.02(g). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” shall mean any arrangement with any Person providing for the leasing by the Parent or any of its Subsidiaries of any Real Property that has been sold or transferred or is to be sold or transferred by the Parent or such Subsidiary, as the case may be, to such Person. “Sanctions Laws” has the meaning specified in Section 4.01(x). “Sanction(s)” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the Canadian Government, the United Nations Security Council, the European Union, HMT or other relevant sanctions authority. “Scheduled Unavailability Date” has the meaning specified in Section 2.09. “Seasoned Date” means, with respect to each Asset acquired by a Borrower, any Subsidiary thereof or any Joint Venture (as the case may be), the date which is four full fiscal quarters after the acquisition date thereof. “Seasoned Property” means each Asset acquired by a Borrower, any Subsidiary thereof or any Joint Venture (as the case may be) which has been owned for a period of more than four full fiscal quarters after the acquisition thereof. “Secured Indebtedness” means, with respect to the Parent and its Subsidiaries as of a given date, the portion of Total Indebtedness (other than the PACE Loan) that is secured in any manner by any Lien on any property or any Equity Interests in any direct or indirect Subsidiary of the Parent or any Joint Venture. “Secured Non-Recourse Debt” means the portion of Secured Indebtedness that is Non- Recourse Debt. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant

35 to Section 8.06, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Pledge Agreement. “Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute. “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or as to which any Loan Party or any ERISA Affiliate has any obligation or liability (whether by contract, indemnification or otherwise) or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “Smith Travel Research” means Smith Travel Research or a substitute lodging industry research company proposed by the Borrower and approved by the Administrative Agent. “SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date of the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided, however, that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time that is satisfactory to the Administrative Agent. “SOFR Advances” means, collectively or individually as the context requires, Daily SOFR Advances and/or Term SOFR Advances. “Solvency Certificate” means a certificate of the chief financial officer of the Parent in substantially the form of Exhibit H hereto. “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person, on a going-concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person, on a going-concern basis, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time (including, without limitation, after taking into account appropriate discount factors for the present value of future contingent liabilities), represents the amount that can reasonably be expected to become an actual or matured liability. “Subordinated Obligations” has the meaning specified in Section 7.07.

36 “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) 50% or more of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent. “Successor Rate” has the meaning specified in Section 2.09(b). “Summit JV MR 1” means Summit JV MR1, LLC, a Delaware limited liability company. “Summit JV MR 1 Financing” means the credit facilities provided to Summit JV MR 1 pursuant to that certain Credit Agreement, dated as of September 15, 2023, among Summit JV MR 1, as borrower, the guarantors named therein, the lenders named therein, and Bank of America, as administrative agent, as the same be (i) amended, restated, amended and restated, supplemented or otherwise modified from time to time or (ii) refinanced or replaced from time to time, provided that, in the case of this clause (ii), the aggregate principal amount of Indebtedness outstanding thereunder does not exceed $500,000.000. “Summit JV MR 2” has the meaning specified in the first paragraph of this Agreement. “Summit JV MR 3” has the meaning specified in the first paragraph of this Agreement. “Summit NOLA” has the meaning specified in the first paragraph of this Agreement. “Supplemental Agent” has the meaning specified in Section 8.01(b). “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Syndication Agent” means Wells Fargo Bank, National Association, in its capacity as syndication agent. “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

37 “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Tax Distribution” means, with respect to any Transfer, an amount reasonably estimated to be equal to the taxable gain or net income from such Transfer to be distributed by the Parent, and without duplication, any direct or indirect Subsidiary of the Parent that has elected to be treated as a REIT in order to avoid income or excise taxes under the Code. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tenancy Leases” means operating leases, subleases, licenses, occupancy agreements and rights-of-use entered into by a Borrower or any of its Subsidiaries in its capacity as a lessor or a similar capacity in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose (excluding any lease entered into in connection with a Sale and Leaseback Transaction). “Term Loan Advance” has the meaning specified in Section 2.01(a). “Term Loan Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule II hereto under the caption “Term Loan Commitment” or (b) if such Lender has entered into an Accession Agreement or one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.06(c) as such Lender’s “Term Loan Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05. The aggregate Term Loan Commitments on the Closing Date shall be $400,000,000. “Term Loan Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term Loan Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loan Advances of all Term Loan Lenders outstanding at such time. “Term Loan Lender” means (a) on or prior to the Closing Date, any Lender that has a Term Loan Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loan Advances at such time. “Term Note” shall mean a promissory note of the Borrowers payable to the order of any Term Loan Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender under the Term Loan Facility. “Term SOFR” means (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

38 (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one (1) month commencing that day; provided, that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Advance” means an Advance that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Test Date” means (a) with respect to the Closing Date, the Closing Date, (b) in connection with each Advance, the date of such Advance, (c) in connection with each addition of a Proposed Borrowing Base Asset to the Borrowing Base Pool pursuant to Section 2.18(a), the date of such addition, (d) in connection with each merger permitted under Section 5.02(d), the effective date of such merger, (e) in connection with each Transfer permitted under Section 5.02(e)(ii), the effective date of such Transfer, and (f) with respect to an extension of the Maturity Date pursuant to Section 2.16, the Extension Date. “Total Asset Value” means, as of any date of determination and without duplication, the sum of: (a) the following amounts with respect to assets owned by the Parent or any of its Subsidiaries: (i) with respect to each Asset that is a New Property, an amount equal to the lesser of (A) the acquisition price for such Asset paid by the Parent or any of its Consolidated Subsidiaries to a non-affiliate and (B) the appraised “as is” value of such Asset as reflected in a Current Appraisal; (ii) with respect to each Asset that is a Seasoned Property, the appraised “as is” value of such Asset as reflected in a Current Appraisal; (iii) the amount of all Unrestricted Cash and Cash Equivalents held by the Borrowers and all Guarantors; and (iv) the undepreciated book value of all Development Assets and Unimproved Land (after any impairments); plus (b) (i) the applicable JV Pro Rata Share of any Joint Venture of the Parent of any asset described in clause (a) above and (ii) the gross book value of any investments consisting of loans, advances (including Advances) and extensions of credit (including, without limitation, mezzanine loans) to any Person permitted under the Loan Documents; provided, however, that the following asset concentration restrictions shall apply to the calculation of Total Asset Value: (A) the maximum value allocable to Joint Venture Assets shall not exceed fifteen percent (15%) of Total Asset Value; (B) the maximum value allocable to Development Assets shall not exceed fifteen percent (15%) of Total Asset Value based on the total budgeted costs attributable to such Development Assets; (C) the maximum value allocable to Unimproved Land shall not exceed five percent (5%) of Total Asset Value; (D) the maximum value allocable to Investments consisting of loans, advances and extensions of credit to any Person permitted under the Credit Agreement shall not exceed fifteen percent (15%) of Total Asset Value; (E) the maximum value allocable to improved Real Property that does not constitute Hotel Assets or Parking Assets shall not exceed five percent (5%) of Total Asset Value; and (F) the maximum value allocable to items (A) to (E) above shall not exceed thirty percent (30%) of Total Asset Value (provided further that in each case, to the extent such limitation is exceeded, the value of such assets shall be removed from the calculation of the Total Asset Value to the extent of such excess). “Total Indebtedness” means, at any date of determination, all Consolidated Indebtedness of the Parent and its Consolidated Subsidiaries as at the end of the most recently ended fiscal quarter of the Parent for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be, plus the JV Pro Rata Share of Indebtedness of any Joint Venture.

39 “Total Outstandings” means, on any date, the aggregate outstanding principal amount of all Advances after giving effect to any Borrowings and prepayments or repayments of Advances occurring on such date. “Trading with the Enemy Act” means the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto. “Transfer” has the meaning specified in Section 5.02(e). “TRS Lessee” means a lessee of a Borrowing Base Asset pursuant to an Operating Lease. “Type” refers to the distinction between Advances bearing interest at the Base Rate, Advances bearing interest at a rate based on Term SOFR and Advances bearing interest at a rate based on Daily Simple SOFR. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred. “Unrestricted Cash and Cash Equivalents” means, with respect to any Person, cash and Cash Equivalents of such Person that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of such Person. “Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided that, solely for purposes of determining the Borrowing Base Interest Coverage Ratio as of any date, Indebtedness arising under the Loan Documents shall be deemed to constitute Unsecured Indebtedness of the Borrowers and their Consolidated Subsidiaries. “Updated Appraisal” has the meaning specified in Section 2.19(a). “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

40 “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 9.18. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.12(g)(ii)(C). “Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or the election or appointment of persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency. “Welfare Plan” means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability under applicable law. “Wholly-Owned Subsidiary” means, with respect to a Borrower on any date, any corporation, partnership, limited liability company or other entity of which one hundred percent (100%) of the Equity Interests are, as of such date, owned and controlled, directly or indirectly, by such Borrower (other than (i) Acceptable Preferred Interests and (ii) non-voting Preferred Interests held by the Parent, such Borrower or a Subsidiary of such Borrower that is a Guarantor). “Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. References in the Loan Documents to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division Successor shall constitute a separate Person hereunder (and each Division of any Person that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). SECTION 1.03. Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 4.01(g), except as otherwise

41 specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change in accounting for leases pursuant to GAAP including but not limited to those resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), in each case to the extent any such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. SECTION 1.04. Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.06. Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. SECTION 1.07. Other Interpretative Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any

42 definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.08. Pro Forma Basis. Determinations of compliance with the Financial Covenants and the Borrowing Base Covenants shall be made on a pro forma basis (as defined below). As used herein, for purposes of (i) complying with the provisions set forth in Section 2.16 and Section 2.18 and (ii) determining compliance with the covenants set forth in Sections 5.02(d), 5.02(e)(ii), 5.04 and 5.05 (in each case relating to any of the foregoing clauses (i) and (ii), including any applicable component definitions) upon giving effect to a transaction, “pro forma basis” (or any similar phrase) (x) means, such transaction shall be deemed to have occurred as of the first day of the period of four (4) consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions of this Agreement and (y) shall account for (i) each acquisition or disposition of Assets (including in respect of revenues generated by such acquired or disposed of Assets), (ii) each incurrence or repayment of Debt for Borrowed Money, (iii) each merger permitted under Section 5.02(d), and (iv) each Transfer permitted under Section 5.02(e), in each case that has occurred since the last day of the fiscal quarter of the Parent most recently ended. As used in this paragraph, “transaction” means (a) an incurrence or assumption of Indebtedness, (b) a removal from the Borrowing Base Pool of a Borrowing Base Asset or a disposition of Assets, or (c) an acquisition of Assets (whether by merger or otherwise). For purposes of making any such determination: (i) for purposes of any such calculation in respect of any incurrence or assumption of Indebtedness, any Indebtedness which is retired in connection with such incurrence or assumption shall be excluded and deemed to have been retired as of the first day of the applicable period; (ii) any such calculation in respect of any removal from the Borrowing Base Pool of a Borrowing Base Asset or any disposition of Assets, (A) income statement items (whether positive or negative) attributable to such Person or property disposed of or removed shall be excluded, (B) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period, and (C) pro forma adjustments shall be included to the extent that such adjustments would give effect to events that are directly attributable to such transaction and are reasonably expected to have a continuing impact on the Parent and its Consolidated Subsidiaries; and (iii) any such calculation in respect of any acquisition of Assets (whether by merger or otherwise), (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or Property acquired shall be deemed to be included as of the first day of the applicable period, and (B) pro forma adjustments (with the calculated amounts annualized to the extent the period from the date of such acquisition through the most-recently ended fiscal quarter is not at least twelve (12) months or four (4) fiscal quarters, in the case of any applicable period that is based on twelve months or four (4) fiscal quarters) shall be included to the extent that such adjustments would give effect

43 to events that are directly attributable to such transaction and are reasonably expected to have a continuing impact on the Parent and its Consolidated Subsidiaries. ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES SECTION 2.01. The Advances. (a) The Term Loan Advances. Each Term Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (each, a “Term Loan Advance”) to the Borrowers on the Closing Date in an amount not to exceed such Lender’s Term Loan Commitment. Such Borrowing shall consist of Term Loan Advances made simultaneously by the Term Loan Lenders in accordance with their respective Pro Rata Share of the Term Loan Commitments. The Borrowers may prepay Term Loan Advances pursuant to Section 2.06(a). The Borrowers shall not have the right to reborrow any portion of the Term Loan Facility that is repaid or prepaid. Term Loan Advances may be Base Rate Advances, Term SOFR Advances or Daily SOFR Advances, as further provided herein. (b) Incremental Term Advances. Subject to the terms and conditions set forth herein and in an Incremental Term Loan Facility Amendment, each Incremental Term Loan Lender severally agrees to make a single advance (each, an “Incremental Term Advance”) to the Borrowers on the applicable Increase Date in an amount not to exceed such Lender’s Incremental Term Loan Commitment. Each Borrowing of an Incremental Term Advance shall consist of Incremental Term Advances made simultaneously by the Incremental Term Loan Lenders in accordance with their respective Pro Rata Shares of the Incremental Term Loan Commitments. The Borrowers may prepay Incremental Term Advances pursuant to Section 2.06(a). The Borrowers shall not have the right to reborrow any portion of any Incremental Term Loan Facility that is repaid or prepaid. Incremental Term Advances may be of such types as set forth in the related Incremental Term Loan Facility Amendment. SECTION 2.02. Borrowings, Conversions and Continuations. (a) Each Borrowing, each Conversion, and each continuation of Term SOFR Advances shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Notice of Borrowing; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Notice of Borrowing. Each such Notice of Borrowing must be received by the Administrative Agent not later than 12:00 noon (i) three (3) Business Days prior to the requested date of any Borrowing of, Conversion to or continuation of Term SOFR Advances or of any Conversion of Term SOFR Advances to Base Rate Advances or Daily SOFR Advances, and (ii) on the requested date of any Borrowing of Base Rate Advances or Daily SOFR Advances. Each Borrowing of, Conversion to or continuation of Term SOFR Advances shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Borrowing of or Conversion to Base Rate Advances or Daily SOFR Rate Advances shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Notice of Borrowing shall specify (i) whether the Borrowers are requesting a Borrowing, a Conversion of Advances from one Type to the other, or a continuation of Term SOFR Advances, (ii) the requested date of the Borrowing, Conversion or continuation, as the case may be (which shall be a Business Day), (iii) the Facility to which such Borrowing relates, (iv) the principal amount of Advances to be borrowed, Converted or continued, (v) the Type of Advances to be borrowed or to which existing Advances are to be Converted and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a Type of Advance in a Notice of Borrowing or if the Borrowers fail to give a timely notice requesting a Conversion or continuation, then the applicable Advances shall be made as, or Converted to, Base Rate Advances. Any such automatic Conversion to Base Rate Advances shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Advances. If the Borrower requests a Borrowing of, Conversion to, or continuation of Term SOFR Advances in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Pro Rata Share of the applicable Advances, and if no timely

44 notice of a Conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic Conversion to Base Rate Advances described in the preceding subsection. In the case of a Borrowing, each Appropriate Lender shall make the amount of its Advance available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 2:00 P.M. on the Business Day specified in the applicable Notice of Borrowing. Upon satisfaction of the applicable conditions set forth in Section 3.01, in the case of the Initial Extensions of Credit and, in the case of any other Borrowing, Section 3.02, the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrowers. (c) Anything in subsection (a) above to the contrary notwithstanding, after giving effect to all Borrowings, all Conversions, and all continuations of Advances as the same Type, there may not be more than eight (8) separate Interest Periods in effect hereunder at any time. (d) Except as otherwise provided herein, a Term SOFR Advance may be continued or Converted only on the last day of an Interest Period for such Term SOFR Advance. During the existence of a Default, no Advances may be requested as, Converted to or continued as Term SOFR Advances without the consent of the Required Lenders. (e) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to (x) the date of any Borrowing consisting of Term SOFR Advances or (y) 1:00 P.M. on the date of any Borrowing consisting of Base Rate Advances or Daily SOFR Advances that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of, and at the time of, such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds and to pay interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrowers, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against an Appropriate Lender that shall have failed to make such payment to the Administrative Agent. (f) The obligations of the Lenders hereunder to make Advances and to make payments pursuant to Section 8.05 are several and not joint. The failure of any Lender to make the Advance to be made by it as part of any Borrowing or to make any payment under Section 8.05 on any date required hereunder shall not relieve any other Appropriate Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to make its Advance or to make its payment under Section 8.05. (g) If any Lender makes available to the Administrative Agent funds for any Advance to be made by such Lender as provided in the provisions of this Article II, and such funds are not made available

45 to the Borrowers by the Administrative Agent because the conditions to the applicable Advance set forth in Article III are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner. (i) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent, and such Lender. SECTION 2.03. [Intentionally Omitted]. SECTION 2.04. Repayment of Advances. (a) Term Loan Advances. The Borrowers shall repay to the Administrative Agent for the ratable account of the Term Loan Lenders on the Maturity Date in respect of the Term Loan Facility the aggregate outstanding principal amount of the Term Loan Advances then outstanding. (b) Incremental Term Advances. The Borrowers shall repay to the Incremental Term Loan Lenders with respect to any Incremental Term Loan Facility on such date or dates as shall be specified therefor in the applicable Incremental Term Loan Facility Amendment. SECTION 2.05. Termination or Reduction of the Commitments. (a) The Term Loan Commitments shall be automatically and permanently reduced to zero on the Closing Date after giving effect to the making of the Borrowing of Term Loan Advances. (b) The Incremental Term Loan Commitments with respect to an Incremental Term Loan Facility shall be automatically and permanently reduced to zero on the date of the related Borrowing of Incremental Term Advances and after giving effect thereto. SECTION 2.06. Prepayments. (a) Optional. The Borrowers may, upon same day notice in the case of Base Rate Advances or Daily SOFR Advances and three (3) Business Days’ notice in the case of Term SOFR Advances, in each case in the form of a Notice of Loan Prepayment received by the Administrative Agent no later than 11:00 AM on such date, stating the proposed date, aggregate principal amount of the prepayment, the Facility and the Type(s) of Advances to be prepaid and, if Term SOFR Advances are to be prepaid, the Interest Period(s) of such Advances, and if such notice is given the Borrowers shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided that any notice of prepayment in full may be conditioned upon the consummation of any financing or acquisition or similar transaction and, to the extent such condition is not satisfied by the effective date specified therein, such notice of prepayment may be revoked or the effective date specified therein may be delayed; provided, however, that (i) each partial prepayment of (x) Term SOFR Advances shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and (y) Base Rate Advances and Daily SOFR Advances shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof or, in each case, if less, the amount of the Advances outstanding and (ii) if any prepayment of a Term SOFR Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrowers shall also pay any amounts owing pursuant to Section 9.04(c). The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Subject to Section 9.10, each such prepayment shall be applied to the Advances of the Lenders in accordance with their respective Pro Rata Shares in respect of the relevant Facility. Notwithstanding the foregoing, the provisions of this Section 2.06(a) shall not apply to any prepayments made on the Closing Date with respect to the Existing Credit Agreement.

46 (b) Mandatory. (i) If for any reason Availability is less than $0, the Borrowers shall prepay Advances within fifteen (15) Business Days in an aggregate amount necessary to cause Availability to be greater than or equal to $0. (ii) Each prepayment pursuant to this Section 2.06(b) shall be applied to the Term Loan Facility and each Incremental Term Loan Facility, on a pro rata basis (and shall be applied ratably to each Term Loan Lender and each Incremental Term Loan Lender in accordance with each such Lender’s Pro Rata Share of the applicable Facility). (iii) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, and if any prepayment of a Term SOFR Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrowers shall also pay any amounts owing pursuant to Section 9.04(c). SECTION 2.07. Interest. (a) The Borrowers shall pay interest on the unpaid principal amount of each Advance under a Facility owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in respect of Base Rate Advances under such Facility in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods, on the date such Base Rate Advance shall be Converted or paid in full, on the applicable Maturity Date and at such other times as may be specified herein. (ii) Term SOFR Advances. During such periods as such Advance is a Term SOFR Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Term SOFR for such Interest Period for such Advance plus (B) the Applicable Margin in respect of Term SOFR Advances under such Facility in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period, on the date such Term SOFR Advance shall be Converted or paid in full, on the applicable Maturity Date and at such other times as may be specified herein. (iii) Daily SOFR Advances. During such periods as such Advance is a Daily SOFR Advance, a rate per annum equal at all times to the sum of (A) the Daily Simple SOFR in effect from time to time plus (B) the Applicable Margin in respect of Daily SOFR Advances under such Facility in effect from time to time, payable in arrears monthly on the last day of each month during such periods and on the date such Daily SOFR Advance shall be Converted or paid in full, on the applicable Maturity Date and at such other times as may be specified herein. (b) Upon the occurrence and during the continuance of any Event of Default, the Borrowers shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to the lesser of the maximum rate permitted by applicable law and the Default Rate and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to the Default Rate. (c) The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Advances upon determination of such interest rate.

47 (d) Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. SECTION 2.08. Fees. (a) The Borrowers shall pay to the Administrative Agent and each Arranger for their own respective accounts the fees, in the amounts and on the dates, set forth in the Fee Letter and such other fees as may from time to time be agreed among the Borrowers and the Administrative Agent or such Arranger. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (b) The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (c) As a condition to the extension of the term of the Term Loan Facility pursuant to Section 2.16, the Borrowers shall pay to the Administrative Agent on or prior to the applicable Extension Date, for the ratable account of each Lender, an extension fee (the “Extension Fee”), in an amount equal to 0.20% multiplied by the aggregate amount of Advances under the Term Loan Facility outstanding on the applicable Extension Date immediately upon giving effect to such extension. SECTION 2.09. Inability to Determine Rates; Replacement of Term SOFR and/or a Successor Rate. (a) Inability to Determine Rates. If in connection with any request for a Daily SOFR Advance or a Term SOFR Advance, any Conversion of a Base Rate Advance or a Daily SOFR Advance to a Term SOFR Advance, any Conversion of a Base Rate Advance or a Term SOFR Advance to a Daily SOFR Advance, or any continuation of a Term SOFR Advance, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 2.09(b), and the circumstances under clause (i) of Section 2.09(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Advance or in connection with an existing or proposed Base Rate Advance or for determining the Daily Simple Advance for any determination date with respect to an existing or proposed Daily SOFR Advance, or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Advance or the Daily Simple SOFR with respect to an existing or proposed Daily SOFR Advance, as the case may be, does not adequately and fairly reflect the cost to such Lenders of funding such Advance, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Advances and/or to make Daily SOFR Advances, as applicable, or to Convert Base Rate Advances or Daily SOFR Advances to Term SOFR Advances or Base Rate Advances or Term SOFR Advances to Daily SOFR Advances, shall be suspended, (to the extent of the affected Term SOFR Advances, Daily SOFR Advances or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (i)(b) of the preceding paragraph, until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of, Conversion to or continuation of Term SOFR Advances or a Borrowing of or Conversion to Daily SOFR Advances (to the extent of the affected Term SOFR Advances, Daily SOFR Advances or Interest Periods) or, failing that, will be deemed to have Converted such request into a request for a Borrowing of Base Rate Advances in the amount specified therein and (ii) any outstanding Term SOFR Advances and Daily SOFR Advances shall be deemed to have been Converted to Base Rate Advances immediately, in the case of Daily SOFR Advances, and at the end of their respective applicable Interest Period, in the case of Term SOFR Advances.

48 (b) Replacement of Term SOFR and SOFR or a Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining both SOFR and one and three month interest periods of Term SOFR, including, without limitation, because SOFR is not available or published on a current basis or the Term SOFR Screen Rate is not available or published on a current basis, as applicable, and such circumstances are unlikely to be temporary; or (ii) (x) with respect to SOFR, the Federal Reserve Bank of New York (or a successor administrator) or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of SOFR, in each case acting in such capacity, or (y) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which SOFR and one and three month interest periods of Term SOFR or the Term SOFR Screen Rate, as applicable, shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there are no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide SOFR or such interest periods of Term SOFR, as applicable, after such specific date (the latest date on which SOFR or one or three month interest periods all applicable tenors of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); or if the events or circumstances of the type described in Section 2.09(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing SOFR and/or Term SOFR or any then current Successor Rate in accordance with this Section 2.09, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark (which may be zero) giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated in its reasonable discretion. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

49 In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. SECTION 2.10. Increased Costs; Illegality; Mitigation Obligations. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Term SOFR Advance made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, Converting to, continuing or maintaining any Advance (or of maintaining its obligation to make any such Advance), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines in its reasonable discretion that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in clauses (a) or (b) of this Section 2.10 and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6)-month period referred to above shall be extended to include the period of retroactive effect thereof).

50 (e) [Intentionally Omitted]. (f) Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund any Advance or charge interest with respect to any Advance, or to determine or charge interest rates based upon SOFR, Daily Simple SOFR and/or Term SOFR, then, upon notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to make or continue Daily SOFR Advances or Term SOFR Advances or to Convert Base Rate Advances to Daily SOFR Advances or Term SOFR Advances shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Advances the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, Convert all Daily SOFR Advances and Term SOFR Advances of such Lender to Base Rate Advances (the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in the case of Term SOFR Advances, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Advances and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR or Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR or Term SOFR. Upon any such prepayment or Conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or Converted, together with any additional amounts required pursuant to Section 9.04(c). (g) Designation of a Different Lending Office. Each Lender may make any Advance to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Advance in accordance with the terms of this Agreement. If any Lender requests compensation under Section 2.10(a) or 2.10(b), or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender gives a notice pursuant to Section 2.10(f), then at the request of the Borrowers such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12, 2.10(a) or 2.10(b), as the case may be, in the future, or eliminate the need for the notice pursuant to Section 2.10(f), as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (h) Replacement of Lenders. If any Lender requests compensation under Section 2.10(a) or 2.10(b), or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 2.10(g), the Borrowers may replace such Lender in accordance with Section 9.01(b). SECTION 2.11. Payments and Computations. (a) General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is

51 owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 P.M. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 P.M. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) The Borrowers hereby authorize each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrowers’ accounts with such Lender any amount so due. (c) Computations of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest, including those with respect to Daily SOFR Advances and Term SOFR Advances, shall be made on the basis of a three hundred sixty (360)-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a three hundred sixty-five (365)-day year). Interest shall accrue on each Advance for the day on which the Advance is made, and shall not accrue on an Advance, or any portion thereof, for the day on which the Advance or such portion is paid, provided that any Advance that is repaid on the same day on which it is made shall, subject to clause (a) above, bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of any Lender hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and the Administrative Agent may, in reliance upon such assumption, distribute to the Appropriate Lenders the amount due. With respect to any payment that the Administrative Agent makes for the account of one or more Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrowers have not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender with respect to any amount owing under this clause (d) shall be conclusive, absent manifest error. SECTION 2.12. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding

52 and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.12) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) In addition, each Loan Party shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Without duplication of Sections 2.12(a) or 2.12(b), the Loan Parties shall indemnify each Recipient for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Loan Parties by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. This indemnification shall be made within ten (10) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. (d) Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Agent under this paragraph (d). (e) As soon as practicable after any payment of Taxes, the appropriate Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment, to the extent such receipt is issued therefor, or other evidence of payment thereof reasonably satisfactory to the Administrative Agent. (f) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender

53 to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (g) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (i) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request such Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed copies of IRS Form W-8ECI; (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (D) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such

54 supplementary documentation as may be prescribed by Applicable Law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 2.12 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so. (h) Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.12, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 2.12 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the applicable Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (h) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to such Loan Party or any other Person. (i) Without prejudice to the survival of any other agreement of any party hereunder or under any other Loan Document, the agreements and obligations under this Section 2.12 shall survive the resignation or replacement of the Administrative Agent, the assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents. (j) For purposes of this Section 2.12, the term “Applicable Law” includes FATCA. SECTION 2.13. Sharing of Payments, Etc. (a) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Advances made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Advance and accrued interest thereon greater than its Pro Rata Share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for

55 cash at face value) participations in the Advances of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than an assignment to a Borrower or any Affiliate thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. (b) The provisions of this Section 2.13 shall be subject to the provisions of Section 9.10(a)(ii). SECTION 2.14. Use of Proceeds. The proceeds of the Advances shall be used solely (i) to fund the payment of fees, costs and expenses incurred by the Borrowers in connection with the negotiation, documentation and closing of the Facility and (ii) for other general corporate purposes not in contravention of any law or of any of the Loan Documents, including, without limitation, (i) working capital and general corporate purposes, (ii) the payment of capital expenditures, (iii) the acquisition of Assets as permitted by this Agreement and (iv) the repayment or refinancing of existing loans, in each case to the extent permitted by applicable Laws and the Loan Documents. Without limitation of the foregoing, the Borrowers agree that they will not directly or indirectly use the proceeds of the Advances, or lend, contribute or otherwise make available to any Subsidiary, joint venture partner or other Person such extensions of credit or proceeds, (A) to fund any activities or businesses of or with any Person that is the target of Sanctions, or in any country or territory, that, at the time of such funding, is the subject of comprehensive Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Facility, whether as underwriter, advisor, investor, or otherwise) or any Anti-Corruption Laws. SECTION 2.15. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrowers agree that upon notice by any Lender to the Borrowers (with a copy of such notice to the Administrative Agent) to the effect that one or more promissory notes or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrowers shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a Note or Notes, in substantially the form of Exhibit A-1 or Exhibit A-2 (as applicable) hereto, payable to the order of such Lender in a principal amount equal to the Term Loan Advance or Incremental Term Advance, respectively, of such Lender. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder. To the extent no Note has been issued to a Lender, this Agreement shall be deemed to comprise conclusive evidence for all purposes of the indebtedness resulting from the Advances and extensions of credit hereunder.

56 (b) The Administrative Agent shall maintain the Register in accordance with Section 9.06(c). In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. (c) Entries made in good faith by the Administrative Agent in the Register, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement. SECTION 2.16. Extension of Maturity Date. At least sixty (60) days but not more than one hundred twenty (120) days prior to the Maturity Date of the Term Loan Facility then in effect, the Borrowers, by written notice to the Administrative Agent, may request up to two (2) consecutive twelve-month extensions of the Maturity Date with respect to the Term Loan Facility. The Administrative Agent shall promptly notify each Appropriate Lender of such request and the Maturity Date for the Term Loan Facility in effect at such time shall, effective as at each such Maturity Date (the “Extension Date”), be extended for an additional twelve-month period, provided that (a) the Borrowers shall have paid the Extension Fees as described in Section 2.08(c), and (b) on the applicable Extension Date, the following statements shall be true and the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrowers, dated such Extension Date, stating that: (i) the representations and warranties of each Loan Party contained in Article IV or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Extension Date, both before and after giving effect to such extension, as though made on and as of such date, except (x) in the case of any representation and warranty that specifically refers to an earlier date, in which case it shall be true and correct in all material respects (or, (A) with respect to the representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects on or as of such earlier date), and except that for purposes of this Section 2.16, the representations and warranties contained in Section 4.01(g) shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.03(b) and 5.03(c), respectively, (ii) no Default or Event of Default has occurred and is continuing, or would result from such extension and (iii) the Loan Parties are in compliance with the Financial Covenants and the Borrowing Base Covenants, and the Minimum Value Condition is satisfied, immediately before and, on a pro forma basis, immediately after such extension, in each case together with supporting information demonstrating such compliance in reasonable detail. In the event that an extension of the Term Loan Facility is effected pursuant to this Section 2.16 (but subject to the provisions of Sections 2.05, 2.06 and 6.02), the aggregate principal amount of all Term Loan Advances shall be repaid in full ratably to the Lenders on the Maturity Date as so extended. As of an Extension Date, any and all references in this Agreement, the Term Notes, if any, or any of the other Loan Documents to the “Maturity Date” with respect to the Term Loan Facility shall refer to the Maturity Date in respect of the Term Loan Facility as so extended. SECTION 2.17. Increase in Facilities. (a) The Borrowers may, at any time, by written notice to the Administrative Agent, request an increase in the aggregate principal amount of the Facilities to an amount not exceeding $600,000,000 in the aggregate after giving effect to such increase through the addition of one or more new pari passu term loan facilities (including, for the avoidance of doubt, pari passu delayed draw term loan facilities) (each an “Incremental Term Loan Facility”) and/or an increase in the outstanding principal amount of the Term Loan Facility or any then existing Incremental Term Loan Facility (each such increase, an “Incremental Term Loan Increase”; each Incremental Term Loan Increase and Incremental Term Loan Facility are collectively referred to as a “Commitment Increase”), in the principal amount in the Term Loan Facility or any then existing Incremental Term Loan Facility, in each case by not less than $25,000,000 (or such other amount as may be agreed between the Administrative Agent and the Borrowers) to be effective as of a date that

57 is at least ninety (90) days prior to the scheduled Maturity Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate principal amount of the Facilities at any time exceed $600,000,000 in the aggregate, and (ii) on the date of any request by the Borrowers for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Section 2.17(d) and Article III shall be satisfied. (b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrowers for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) whether such Commitment Increase will be effectuated pursuant to a new Incremental Term Loan Facility or an Incremental Term Loan Increase, (iii) if the Borrowers request an Incremental Term Loan Increase, the Facility to which such Commitment Increase relates, (iv) the proposed Increase Date and (v) the date by which Lenders wishing to participate in the Commitment Increase must commit to participate therein (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to participate in the Commitment Increase (the “Proposed Increased Commitment”). If the Lenders notify the Administrative Agent that they are willing to participate in the Commitment Increase in an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Commitment Increase multiplied by the ratio of each Lender’s Proposed Increased Commitment to the aggregate amount of Proposed Increased Commitments. For the avoidance of doubt, no Lender will be required to increase its commitment or make any advance in connection with any Commitment Increase. (c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrowers as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrowers may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.17(c) (an “Acceding Lender”) shall become a Lender in respect of the applicable increasing Facility to this Agreement as of such Increase Date and (x) in the case of an Incremental Term Loan Increase, the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.17(b)) as of such Increase Date or (y) in the case of a new Incremental Term Loan Facility, the Incremental Term Loan Commitment of such Acceding Lender shall be equal to such amount (or the amount allocated to such Lender pursuant to the penultimate sentence of Section 2.17(b)) as of such Increase Date; provided, however, that the following conditions precedent shall have been satisfied on or prior to such Increase Date: (i) the following statements shall be true, and the Administrative Agent shall have received, for the account of each Lender, a certificate signed by a Responsible Officer of the Borrowers, dated such Increase Date, stating that: (A) the representations and warranties of each Loan Party contained in Article IV or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, (A) with respect to the representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Increase Date, before and after giving

58 effect to such Commitment Increase and the application of the proceeds, if any, therefrom, as though made on and as of such date, except (x) in the case of any representation and warranty that specifically refers to an earlier date, in which case it shall be true and correct in all material respects (or, (A) with respect to the representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) as of such earlier date and (y) that for purposes of this Section 2.17(d), the representations and warranties contained in Section 4.01(g) shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.03(b) and 5.03(c), respectively; and (B) no Default or Event of Default has occurred and is continuing, or would result from the applicable Commitment Increase; (ii) the Administrative Agent shall have received, each in form and substance reasonably satisfactory to the Administrative Agent: (A) an accession agreement from each Acceding Lender, if any, in form and substance reasonably satisfactory to the Borrowers and the Administrative Agent (each, an “Accession Agreement”), duly executed by such Acceding Lender, the Administrative Agent and the Borrower; (B) confirmation from each Increasing Lender of the increase in the amount of its applicable Commitment in a writing reasonably satisfactory to the Borrowers and the Administrative Agent, together with an amended Schedule I hereto as may be necessary for such Schedule I to be accurate and complete, certified as correct and complete by a Responsible Officer of the Borrowers; (C) a certificate as to each Loan Party signed by a Responsible Officer of the Borrowers (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the Borrowers, certifying that, as of the Increase Date the conditions specified in clause (d)(i) above have been satisfied; (D) if not previously delivered to the Administrative Agent, copies certified by the secretary or assistant secretary (or other individual performing similar functions) of (x) all corporate, partnership, member or other necessary action taken by the Borrowers to authorize such Commitment Increase and (y) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such Commitment Increase; (E) a supplement to this Agreement executed by the Borrowers and any Lender providing such Commitment Increase which supplement may include such amendments to this Agreement as the Administrative Agent deems reasonably necessary or appropriate to implement the transactions contemplated by this Section 2.17, together with the consent of the Guarantors thereto; (F) if requested by the Administrative Agent or any new Lender or Lender providing such Commitment Increase, officer’s certificates of the type delivered on the Closing Date and opinions of counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters as reasonably requested by the Administrative Agent; and

59 (G) if requested by any Incremental Term Loan Lender or any Acceding Lender, a Note executed by the Borrowers, payable to such Lender in the amount of its applicable Commitment; (iii) upon the reasonable request of any Lender, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, all necessary information in connection with the Patriot Act, the Beneficial Ownership Regulation (including a Beneficial Ownership Certification), “know your customer” requirements, and other customary requirements, not later than five (5) Business Days prior to the Increase Date to the extent such information is requested not later than ten (10) Business Days prior to such date; and (iv) the Borrowers shall pay any applicable fees as are payable in connection with such Commitment Increase; On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.17(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Acceding Lender) and the Borrowers of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Acceding Lender on such date. (e) [Intentionally Omitted]. (f) On each Increase Date, each Lender participating in the applicable Commitment Increase shall make the amount of its Incremental Term Advances available in accordance with the conditions and procedures set forth in Section 2.02. Incremental Term Loan Facilities and Incremental Term Advances may be made hereunder pursuant to a supplement, an amendment or an amendment and restatement (an “Incremental Term Loan Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Incremental Term Loan Lender (including any Acceding Lender becoming a party to this Agreement as an Incremental Term Loan Lender) with respect to such Incremental Term Loan Facility and the Administrative Agent. Notwithstanding anything to the contrary in Section 9.01, the Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17. Each Incremental Term Loan Facility and the related Incremental Term Advances will be on such terms (including as to amortization and maturity) as are agreed to by the Borrowers and each Incremental Term Loan Lender with respect to such Incremental Term Loan Facility and, if the terms of such Incremental Term Loan Facility and the related Incremental Term Advances (other than final maturity) are not the same as any then existing Facility, such terms shall be reasonably acceptable to the Administrative Agent and each Incremental Term Loan Lender, but such Incremental Term Advances will not in any event have a maturity date earlier than the latest Maturity Date (including any extension option) of any then existing Facility. (g) This Section shall supersede any provisions in Section 2.13 or 9.01 to the contrary. SECTION 2.18. Borrowing Base Asset Provisions. (a) Designation of Borrowing Base Assets. The Borrowers may from time to time propose an Eligible Asset (a “Proposed Borrowing Base Asset”) to be designated as a new Borrowing Base Asset. The designation of any Eligible Asset as a Borrowing Base Asset shall be subject to the following conditions: (i) The receipt by the Administrative Agent (for distribution to the Lenders) of a written request to designate the Proposed Borrowing Base Asset as a new Borrowing Base Asset accompanied by each of the following:

60 (A) a Borrowing Base Asset Designation Package with respect to the Proposed Borrowing Base Asset; (B) (1) a summary report of the Gross Revenues and Borrowing Base Adjusted NOI attributable to such Proposed Borrowing Base Asset for the period of four (4) consecutive fiscal quarters of the Parent then most recently ended for which financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 5.03(b) or (c), as the case may be, (2) a year-to-date profit and loss statement for such Proposed Borrowing Base Asset, and (3) a Current Appraisal in form and substance reasonably satisfactory to the Administrative Agent with respect to such Proposed Borrowing Base Asset; (C) an updated list of Borrowing Base Assets; and (D) a certificate of a Responsible Officer of the Borrowers certifying that no Default or Event of Default has occurred and is continuing or would result from the inclusion of such Proposed Borrowing Base Asset as a Borrowing Base Asset; and (ii) The Required Lenders, in their sole discretion, shall have approved the designation of the Proposed Borrowing Base Asset as a Borrowing Base Asset. Notwithstanding the foregoing, prior to any Proposed Borrowing Base Asset being included in the Borrowing Base Pool, the Proposed Borrowing Base Asset must meet, and must continue at all times thereafter that such Asset is included in the Borrowing Base Pool to satisfy, the Eligible Asset Criteria, and no Default or Event of Default shall have occurred and be continuing or would result therefrom. (b) Exclusion of Borrowing Base Assets. A Borrowing Base Asset shall no longer constitute an Eligible Asset and shall be automatically removed immediately from the Borrowing Base Pool upon the occurrence of either of the following: (i) if such Borrowing Base Asset fails to satisfy any of the Eligible Asset Criteria; or (ii) upon the removal of such Borrowing Base Asset pursuant to Section 2.18(c). (c) Removal of Borrowing Base Assets and Releases of Collateral and Guarantors. (i) Upon satisfaction of each of the Release Conditions with respect to any proposed Release Transaction, the release contemplated by such Release Transaction shall be effective automatically and without further action of any Person and: (A) if the proposed Release Transaction involves release of a Guarantor from its obligations under the Guaranty, the Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the applicable Guarantor from its obligations under the Guaranty; and (B) if the proposed Release Transaction involves release of the Lien of the Administrative Agent on any Equity Interest in a Guarantor or owned, directly or indirectly by a Guarantor, the Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the Lien of the Administrative Agent on such Equity Interest and/or the release of the applicable Guarantor from its obligations under the Pledge Agreement

61 (including, in the case of this clause (B) and clause (A) above, executing documents reasonably in advance to the extent practicable in order to facilitate releases, including placing documents into escrow on terms acceptable to the Administrative Agent). (ii) For the avoidance of doubt, upon a release pursuant to a Release Transaction of the type contemplated in either clause (i)(A) or (i)(B) above, all Borrowing Base Assets owned or ground leased, directly or indirectly, by the applicable Guarantor shall be automatically removed from the Borrowing Base Pool. (iii) The Administrative Agent shall promptly notify the Lenders following the consummation of any proposed Release Transaction. (iv) It is understood and agreed that no release pursuant to this Section 2.18(c) shall impair or otherwise adversely affect the Liens, security interests, guarantees and other rights of the Administrative Agent or the Secured Parties under the Loan Documents not being released (or as to the parties to the Loan Documents and the Collateral subject to the Loan Documents not being released). SECTION 2.19. Reappraisal Rights. The Borrowers shall have the right to furnish to the Administrative Agent an updated appraisal (meeting the requirements set forth in the definition of “Appraisal”, an “Updated Appraisal”) of any Asset; provided that not more than one (1) Updated Appraisal for any Asset may be so furnished in any twelve (12) month period. ARTICLE III CONDITIONS OF LENDING SECTION 3.01. Conditions Precedent to Initial Extensions of Credit. The effectiveness of this Agreement and the obligation of each Lender to make an Advance on the occasion of the Initial Extensions of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extensions of Credit: (a) The Administrative Agent shall have received on or before the day of the Initial Extensions of Credit the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and each of the Lenders (unless otherwise specified) and (except for the Notes, as to which one original of each shall be sufficient) in sufficient copies for each Lender: (i) counterparts of this Agreement, executed and delivered by the Administrative Agent, the Borrowers, the Guarantors and each Lender listed on Schedule II; (ii) a Term Note executed by the Borrowers in favor of each Term Loan Lender requesting such Note; (iii) in each case, solely with respect to Collateral required to be granted on the Closing Date, an amended and restated pledge agreement (together with each joinder or supplement delivered pursuant to Section 5.01, the “Pledge Agreement”), duly executed by the applicable Grantors, together with: (A) certificates or instruments, if any, representing the Collateral pledged thereunder accompanied by all endorsements and/or powers required by the Pledge Agreement,

62 (B) evidence that (x) all proper financing statements have been or contemporaneously therewith will be duly filed under the Uniform Commercial Code of all applicable jurisdictions and (y) all applicable perfection requirements that the Administrative Agent reasonably may deem necessary or desirable in order to perfect the Liens created under the Pledge Agreement, covering the Collateral described in the Pledge Agreement, (C) completed requests for information listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Grantor as debtor, together with (x) copies of such other financing statements and (y) if any such financing statement covers Collateral, termination statements (or similar documents) for filing in all applicable jurisdictions as may be necessary to terminate any such effective financing statements (or equivalent filings), and (D) evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary or desirable in order to perfect the Liens created under the Pledge Agreement have been taken; (iv) certified copies of the resolutions of the board of directors of the Parent, each Borrower and/or of the board of directors or other equivalent governing body of each other Loan Party for which it is the ultimate signatory, in each case, unanimously approving the transactions contemplated by the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party; (v) a copy of a certificate of the Secretary of State (or equivalent authority) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner or managing member (if any) of each Loan Party, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and correct copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office, (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document, as applicable, of such Loan Party, general partner or managing member, as the case may be, on file in such Secretary’s office, (2) such Loan Party, general partner or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner or managing member, as the case may be, is duly incorporated, organized or formed and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation; (vi) a certificate of each Loan Party and of each general partner or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner or managing member, as applicable, by any two of its Responsible Officers, dated the Closing Date (the statements made in which certificate shall be true on and as of the date of the Initial Extensions of Credit), certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner or managing member, as applicable, since the date of the certificate referred to in Section 3.01(a)(v), (B) a true and correct copy of the bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 3.01(a)(iv) were adopted and on the date of the Initial Extensions of Credit, and (C) the due incorporation, organization or formation and good standing or valid existence of such Loan Party, general partner or managing member, as applicable, as a corporation, limited liability company or partnership organized under the

63 laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner or managing member, as applicable; (vii) a certificate of a Responsible Officer of each Loan Party (or of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures of the officers of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder; (viii) a Solvency Certificate; (ix) the favorable opinion of Latham & Watkins LLP addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; (x) a list of the Borrowing Base Assets in the Borrowing Base Pool as of the Closing Date (the “Initial Borrowing Base Assets”); (xi) updated information with respect to the Initial Borrowing Base Assets as may reasonably be requested by any Lender, in each case in form and substance reasonably acceptable to the Administrative Agent; (xii) a Compliance Certificate signed by a Responsible Officer of the Borrowers (A) certifying that the Loan Parties are in compliance with the Financial Covenants and the Borrowing Base Covenants, and that the Minimum Value Condition (in each case, on a pro forma basis as of the last day of the fiscal quarter ending immediately prior to the Closing Date for which financial statements of the Parent are available after giving effect to the Initial Extensions of Credit and including reasonably detailed calculations thereof) and (B) including (i) reasonably detailed calculations of Availability and the Aggregate Borrowing Base Asset Value in each case, on a pro forma basis after giving effect to the Initial Extensions of Credit and including reasonably detailed calculations thereof), and (ii) a summary report of the Gross Hotel Revenues and Gross Parking Revenues, and Borrowing Base Adjusted NOI attributable to each Borrowing Base Asset for the period of four consecutive fiscal quarters of the Parent most recently ended prior to the Closing Date; and (xiii) a Notice of Borrowing relating to the Initial Extensions of Credit in accordance with the terms hereof and, if a Borrowing of Term SOFR Advances is being requested to be made on the Closing Date, a breakage indemnity letter agreement executed by the Borrowers in form and substance satisfactory to the Administrative Agent, dated and delivered to the Administrative Agent at least three (3) Business Days prior to the Closing Date. (b) There shall not have occurred since December 31, 2024 any event or condition that has had or would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending, or to the knowledge of any Loan Party, threatened in writing in any court or before any arbitrator or Governmental Authority related to the Facilities or that would reasonably be expected to have a Material Adverse Effect. (d) All governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no Law or regulation shall be

64 applicable, in the reasonable judgment of the Lenders, that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents. (e) To the extent invoiced at least one Business Day prior to the Closing Date, all accrued costs, fees and expenses (including legal fees and expenses and the fees and expenses of any other advisors) and other compensation due and payable to the Administrative Agent, the Arrangers and the Lenders on the Closing Date shall have been paid. (f) The Borrowers and each Guarantor shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent or any Lender to comply with its “know your customer” requirements and to confirm compliance with all applicable Sanctions, Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act, and (ii) if a Borrower qualifies as a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, such Borrower shall have provided to the Administrative Agent (for further delivery by the Administrative Agent to the Lenders in accordance with its customary practice) a Beneficial Ownership Certification for such Borrower; in each case received by each requesting Person at least five (5) Business Days prior to the Closing Date to the extent such information is requested at least ten (10) Business Days prior to the Closing Date. SECTION 3.02. Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the Initial Extensions of Credit), shall be subject to the satisfaction of the conditions set forth in Section 3.01 (to the extent not previously satisfied pursuant to that Section) and such further conditions precedent that on the date of such Borrowing: (a) The Administrative Agent shall have received a Notice of Borrowing in accordance with the terms hereof. (b) The following statements shall be true: (i) the representations and warranties of each Loan Party contained in Article IV or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Extension Date, both before and after giving effect to such extension, as though made on and as of such date, except (x) in the case of any representation and warranty that specifically refers to an earlier date, in which case it shall be true and correct in all material respects (or, (A) with respect to the representations and warranties set forth in Sections 4.01(n) and (x) and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects on or as of such earlier date), and except that for purposes of this Section 3.02(b), the representations and warranties contained in Section 4.01(g) shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.03(b) and 5.03(c), respectively; (ii) no Default or Event of Default has occurred and is continuing, or would result from (A) such Borrowing, extension or increase or (B) in the case of any Borrowing, from the application of the proceeds therefrom; and (iii) after giving effect to the proposed Borrowing, Availability equals or exceeds zero. Each Notice of Borrowing (other than a Notice of Borrowing requesting only a Conversion of Advances to another Type or a continuation of Term SOFR Advances) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 3.02(b) have been satisfied on and as of the date of the applicable Borrowing.

65 SECTION 3.03. Determinations Under Sections 3.01 and 3.02. Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in Sections 3.01 and 3.02 in connection with the Initial Extensions of Credit, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) Organization and Powers; Qualifications and Good Standing. Each Loan Party and each of its Subsidiaries and each general partner or managing member, if any, of each Loan Party (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (ii) is duly qualified and is licensed and, as applicable, in good standing as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to result in a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to (x) own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and (y) execute, deliver and perform its obligations under the Loan Documents to which it is a party. (b) Subsidiaries. Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, organization or formation, the number of shares (or the equivalent thereof) of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party and the number of shares (or the equivalent thereof) covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding Equity Interests in each Loan Party’s Subsidiaries has been validly issued, are fully paid and non-assessable and to the extent owned by such Loan Party or one or more of its Subsidiaries, and with respect to the Guarantors are owned by such Loan Party or Subsidiaries free and clear of all Liens, except for Liens created under the Loan Documents. (c) Due Authorization; No Conflict. The execution and delivery by each Loan Party and of each general partner or managing member (if any) of each Loan Party of each Loan Document to which it is or is to be a party, and the performance of its obligations thereunder and the other transactions contemplated by the Loan Documents, are within the corporate, limited liability company or partnership powers of such Loan Party, general partner or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene the charter or bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any Material Contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, or any general partner or managing member of any Loan Party or (iv) except for the Liens created under the Loan Documents, result in or require the creation

66 or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to result in a Material Adverse Effect. (d) Authorizations and Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party or any general partner or managing member of any Loan Party of any Loan Document to which it is or is to be a party or for the consummation the transactions contemplated by the Loan Documents, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Pledge Agreement, (iii) the perfection or maintenance of the Liens created under the Pledge Agreement (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Pledge Agreement; except for (i) the filing of UCC financing statements and (ii) such authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect. (e) Binding Obligation. This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party and general partner or managing member (if any) of each Loan Party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party and general partner or managing member (if any) of each Loan Party thereto, enforceable against such Loan Party, general partner or managing member, as the case may be, in accordance with its terms. (f) Litigation. There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any general partner or managing member (if any) of any Loan Party, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the transactions contemplated by the Loan Documents. (g) Financial Condition. The Consolidated balance sheets of the Parent as at December 31, 2024 and the related Consolidated statements of income and Consolidated statements of cash flows of the Parent for the fiscal year then ended, accompanied by unqualified opinions of Ernst & Young LLP, independent public accountants, and the unaudited Consolidated balance sheets of the Parent as at March 31, 2025, and the related unaudited Consolidated statements of income and Consolidated statements of cash flows of the Parent for the three months then ended, copies of which have been furnished to the Administrative Agent and the Lenders, fairly present, subject, in the case of such balance sheets as at March 31, 2025, and such statements of income and cash flows for the three months then ended, to year end audit adjustments, the Consolidated financial condition of the Parent as at such dates and the Consolidated results of operations of the Parent for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since December 31, 2024 there has been no Material Adverse Change (h) Forecasts. The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent and its Subsidiaries delivered to the Lenders pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrowers’ best estimate of its future financial performance. (i) Full Disclosure. No information, exhibit or report furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material

67 fact or omitted to state a material fact necessary to make the statements made therein not misleading. The Loan Parties have disclosed to the Administrative Agent, in writing, any and all existing facts that could reasonably be expected to have a Material Adverse Effect, provided however, that the Loan Parties are not obligated to report on the potential Material Adverse Effect of any general economic condition. (j) Margin Regulations. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. (k) Certain Governmental Regulations. Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by the Borrowers, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission thereunder. (l) Materially Adverse Agreements. Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate, partnership, membership or other governing restriction that could reasonably be expected to result in a Material Adverse Effect (absent a material default under a Material Contract). (m) No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. (n) Beneficial Ownership. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. (o) Outbound Investment Rules. Neither any Loan Party nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither any Loan Party nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. (p) Real Property. (i) Set forth on Part I of Schedule 4.01(p) hereto is a complete and accurate list of all Real Property owned in fee by any Loan Party or any of its Subsidiaries, showing as of the Closing Date, and as of each other date such Schedule 4.01(p) is required to be supplemented hereunder, the street address, state, record owner and book value thereof. Each such Loan Party or Subsidiary has good, marketable and insurable fee simple title to such Real Property, free and clear of all Liens, other than existing Liens and Liens permitted under Section 5.02(a). (ii) Set forth on Part II of Schedule 4.01(p) hereto is a complete and accurate list of all leases of Real Property under which any Loan Party or any of its Subsidiaries is the lessee, including, without limitation, Operating Leases, showing as of the Closing Date, and as of each other date such Schedule 4.01(p) is required to be supplemented hereunder, the street address, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

68 (q) Environmental Matters. (i) Except as otherwise set forth on Part I of Schedule 4.01(q) hereto, or, in each case, as would not reasonably be expected to have a Material Adverse Effect: (A) the operations and properties of each Loan Party and each of its Subsidiaries comply with all applicable Environmental Laws and Environmental Permits, (B) all past material non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing material obligations or costs, and (C) to the knowledge of each Loan Party and its Subsidiaries, no circumstances exist that could be reasonably likely to (x) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties or (y) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law. (ii) Except as otherwise set forth on Part II of Schedule 4.01(q) hereto or, in each case, as would not reasonably be expected to have a Material Adverse Effect: (A) none of the real properties currently or, to the knowledge of each Loan Party, formerly owned or operated by any Loan Party is listed or, to the knowledge of each Loan Party, proposed for listing on the NPL or on the CERCLIS or any analogous state or local list, nor to the knowledge of any Responsible Officer of any Loan Party, is any adjacent property on such list; (B) there are no underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries; (C) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries except for any non- friable asbestos-containing material that is being managed pursuant to, and in compliance with, an operations and maintenance plan and that does not currently require removal, remediation, abatement or encapsulation under Environmental Law; and (D) to the knowledge of each Loan Party and its Subsidiaries, Hazardous Materials have not been released, discharged or disposed of in any material amount or in violation of any Environmental Law or Environmental Permit on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of each Loan Party and its Subsidiaries, during the period of their ownership or operation thereof, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries. (iii) Except as otherwise set forth on Part III of Schedule 4.01(q) hereto or, in each case, as would not reasonably be expected to have a Material Adverse Effect: (A) neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and (B) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of. (r) Compliance with Laws. Each Loan Party and each Subsidiary is in compliance with the requirements of all laws, rules and regulations (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws) applicable to it and its business, where the failure to so comply could reasonably be expected to result in a Material Adverse Effect. (s) Force Majeure. Neither the business nor the Assets of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to result in a Material Adverse Effect.

69 (t) Loan Parties’ Credit Decisions. Each Loan Party has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement (and in the case of the Guarantors, to give the guaranty under this Agreement) and each other Loan Document to which it is or is to be a party, and each Loan Party has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, financial condition, operations, performance and properties of such other Loan Party. (u) Solvency. Each Loan Party is, individually and together with its Subsidiaries, Solvent. (v) [Intentionally Omitted]. (w) ERISA Matters. Set forth on Schedule 4.01(w) hereto is a complete and accurate list of all Plans and Welfare Plans as of the Closing Date. Except, in each case, as could not reasonably be expected to result in a Material Adverse Effect: (i) No ERISA Event has occurred within the preceding five plan years or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a material liability of any Loan Party or any ERISA Affiliate; (ii) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the IRS and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan as of the date of such Schedule B, and since the date of such Schedule B there has been no material adverse change in such funding status; (iii) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan; and (iv) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA. (x) Sanctioned Persons. None of the Loan Parties or any of their respective Subsidiaries nor, to the knowledge any Responsible Officer of the Borrowers, any director, officer, agent, employee or controlled Affiliate of any Loan Party or any of its respective Subsidiaries is currently subject to any U.S. sanctions administered by OFAC or any successor to OFAC carrying out similar function or any sanctions under similar laws or requirements administered by the United States Department of State, the United States Treasury, the United Nations Security Council, the European Union or HMT (collectively, “Sanctions Laws”); and the Borrowers will not directly or indirectly use the proceeds of the Advances or otherwise make available such proceeds to any person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or other Sanctions Laws (each such person a “Designated Person”). Neither any Borrower, any Guarantor, nor any Subsidiary, director or officer of a Borrower or a Guarantor or, to the knowledge of a Borrower, any controlled Affiliate, agent or employee of any Borrower or any Guarantor, has engaged in any activity or conduct which would violate in any material respect any applicable anti-money laundering laws or regulations in any applicable jurisdiction, including without limitation, any Sanctions Laws and have instituted and maintained procedures to promote and achieve compliance therewith. (y) Anti-Corruption Laws. The Loan Parties and their respective Subsidiaries and, to the knowledge of any Responsible Officer of the Borrowers, all directors, officers, employees, agents or Affiliates

70 of any Loan Party or any of its respective Subsidiaries, are in compliance in all material respects with applicable Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act. (z) Affected Financial Institution. Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an Affected Financial Institution. (aa) Covered Entity. No Loan Party is a Covered Entity. (bb) REIT Status. Each Borrower is a REIT. (cc) Pledge Agreement. The provisions of the Pledge Agreement are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Equity Encumbrances) on all right, title and interest of the respective Grantors in the Collateral described therein. Except as contemplated by the Pledge Agreement, no filing or other action will be necessary to perfect or protect such Liens. (dd) Guarantors. Each Subsidiary of the Borrowers, other than Excluded Subsidiaries and other Subsidiaries that are not yet required to become Guarantors pursuant to the terms hereof, is a Guarantor. (ee) Borrowing Base Asset. Each Borrowing Base Asset included in any calculation of the Aggregate Borrowing Base Asset Value is, at the time of such calculation, an Eligible Asset. ARTICLE V COVENANTS OF THE LOAN PARTIES SECTION 5.01. Affirmative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than contingent indemnity and reimbursement obligations for which no claim has been made) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will: (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970. (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon any Borrowing Base Asset or any Collateral (in each case, other than Permitted Equity Encumbrances and Permitted Property Encumbrances, as applicable); provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is the subject of a Good Faith Contest, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors. (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties in material compliance with the requirements of all Environmental Laws; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to undertake any

71 such cleanup, removal, remedial or other action to the extent that its obligation to do so is the subject of a Good Faith Contest. (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiaries operate. (e) Preservation of Partnership or Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its legal existence except (other than the maintenance of the legal existence of any Loan Party) where the failure to do so could not reasonably be expected to result in a Material Adverse Effect (it being understood that the foregoing shall not prohibit, or be violated as a result of any transaction by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02(d) or 5.02(e) below). (f) Visitation Rights. At any reasonable time and from time to time, permit any of the Administrative Agent or Lenders, or any agent or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, any Loan Party, and to discuss the affairs, finances and accounts of any Loan Party and any of its Subsidiaries with any of their general partners, managing members, officers or directors and with their independent certified public accountants; provided that (i) so long as no Event of Default has occurred and is continuing, (x) no more than one (1) such visit and inspection by the Administrative Agent during any year shall be at the expense of the Borrowers and (y) any such visit and inspection by a Lender shall be at the sole expense of such Lender and (ii) when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice. (g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance with GAAP. (h) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and will from time to time make or cause to be made all appropriate repairs, renewals and replacement thereof except where failure to do so could not reasonably be expected to result in a Material Adverse Effect. (i) [Intentionally Omitted]. (j) Covenant to Guarantee Obligations. Concurrently with the delivery of Borrowing Base Asset Designation Package pursuant to Section 5.01(k) with respect to a Proposed Borrowing Base Asset owned or leased (including pursuant to an Operating Lease) by a Subsidiary of a Loan Party or (B) within ten (10) days after the formation or acquisition of any new direct or indirect Subsidiary of a Loan Party, (x) cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit D hereto, or such other guaranty supplement in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ Obligations under the Loan Documents (collectively, the “Guarantor Deliverables”), (y) to the extent not already a party to the Pledge Agreement, cause the Direct Owner of such Proposed Borrowing Base Asset and each Indirect Owners of such Borrowing Base Asset to duly execute and deliver to the Administrative Agent a “Pledge Agreement Joinder” (as defined in the Pledge Agreement) in substantially the form of Annex F to the Pledge Agreement or such other joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and (z) to the extent required by Section 3.3 of the Pledge Agreement, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent a “Pledge Amendment” (as defined in the

72 Pledge Agreement) in substantially the form of Annex G to the Pledge Agreement or such other pledge amendment or supplement in form and substance reasonably satisfactory to the Administrative Agent. (k) Information Regarding Collateral. The Borrowers shall, and shall cause each Grantor to, provide the Administrative Agent not less than ten (10) Business Days’ prior written notice (in the form of certificate signed by a Responsible Officer), or such lesser notice period agreed to by the Administrative Agent, before effecting any change (i) in any Grantor’s legal name, (ii) in any Grantor’s identity or organizational structure, (iii) in any Grantor’s U.S. taxpayer identification number or organizational identification number, if any, or (iv) in any Grantor’s jurisdiction of organization or incorporation (in each case, including by a Transfer, merger with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction). Such notice shall clearly describe such change and provide such other information in connection therewith as the Administrative Agent may reasonably request. In addition, prior to any such change, the Borrowers shall, and shall cause each Grantor to, take all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable. The Borrowers hereby agree to promptly provide the Administrative Agent with certified Organization Documents reflecting any of the changes described above in this section. Notwithstanding the foregoing or anything else to the contrary contained herein or in any other Loan Document, the Borrowers agree that it will, and will cause each other Grantor to, at all times maintain its jurisdiction of organization one of the States within the United States of America or the District of Columbia. (l) Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, file, and re-file such certificates, pledge agreements, pledge amendments, pledge agreement joinders, financing statements and continuations thereof, assurances and other instruments and take such other actions as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time, to the extent required by the Loan Documents, in order (A) to carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by Applicable Law to subject the Collateral to the Liens intended to be covered by the Pledge Agreement, (C) to perfect and maintain the validity, effectiveness and priority of the Pledge Agreement and any of the Liens intended to be created thereunder and (D) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. (m) Performance of Material Contracts. Perform and observe, and cause each of its Subsidiaries to perform and observe, all the material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in material accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent, and, upon reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so. Notwithstanding the above, nothing in this subsection (m) shall prohibit or reduce the rights of any Loan Party or any of their Subsidiaries to enter into, terminate, modify, amend, renew or otherwise deal with any Material Contract to the extent the same does not cause a Borrowing Base Asset to not continue to meet the Eligible Asset Criteria and, in the aggregate, could not be reasonably be expected to result in a Material Adverse Effect. (n) Compliance with Leases. (i) Make all payments and otherwise perform all material obligations in respect of all leases of real property to which the Parent or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled (except if in the reasonable business judgment of such Borrower or

73 Subsidiary it is in its best economic interest not to maintain such lease or prevent such lapse, termination, forfeiture or cancellation and such failure to maintain such lease or prevent such lapse, termination, forfeiture or cancellation is not in respect of a Qualifying Ground Lease or an Operating Lease of a Borrowing Base Asset and could not otherwise reasonably be expected to result in a Material Adverse Effect). (ii) With respect to any Qualifying Ground Lease related to any Borrowing Base Asset: (A) pay when due the rent and other amounts due and payable thereunder (subject to applicable cure or grace periods); (B) timely perform and observe all of the material terms, covenants and conditions required to be performed and observed by it as tenant thereunder (subject to applicable cure or grace periods); (C) do all things necessary to preserve and keep unimpaired such Qualifying Ground Lease and its rights thereunder; (D) diligently and continuously enforce the material obligations of the lessor or other obligor thereunder; (E) deliver to the Administrative Agent all default and other material notices received by it or sent by it under the applicable Qualifying Ground Lease; (F) upon the Administrative Agent’s reasonable written request and at reasonable intervals, unless an Event of Default shall have occurred and be continuing, in which case, upon written request at any time, provide to the Administrative Agent any information or materials relating to such Qualifying Ground Lease and evidencing the applicable Guarantor’s due observance and performance of its material obligations thereunder; (G) in connection with the bankruptcy or other insolvency proceedings of any ground lessor or other obligor, ratify the legality, binding effect and enforceability of the applicable Qualifying Ground Lease within the applicable time period therefor in such proceedings, notwithstanding any rejection by such ground lessor or obligor or trustee, custodian or receiver related thereto; (H) at reasonable times and at reasonable intervals, deliver to the Administrative Agent (or, subject to the requirements of the subject Qualifying Ground Lease, cause the applicable lessor or other obligor to deliver to the Administrative Agent), an estoppel certificate and consent agreement in relation to such Qualifying Ground Lease in form and substance reasonably acceptable to the Administrative Agent, in its discretion, and, in the case of the estoppel certificate, setting forth (i) the name of lessee and lessor under the Qualifying Ground Lease (if applicable); (ii) that such Qualifying Ground Lease is in full force and effect and has not been modified except to the extent the Administrative Agent has received notice of such modification; (iii) that no rental and other payments due thereunder are delinquent as of the date of such estoppel; and (iv) whether such Person knows of any actual or alleged defaults or events of default under the applicable Qualifying Ground Lease; provided, that each Loan Party hereby agrees to execute and deliver to the Administrative Agent, within ten (10) days of any request therefor, such documents, instruments, agreements, assignments or other conveyances reasonably requested by the Administrative Agent in connection with or in furtherance of any of the provisions set forth above or the rights granted to the Administrative Agent in connection therewith.

74 (o) Minimum Value Condition. Cause the Minimum Value Condition to be satisfied at all times. (p) Management Agreements. At all times cause each Borrowing Base Asset to be managed and operated by an Approved Manager or any other property manager approved by the Administrative Agent pursuant to a Management Agreement approved by the Required Lenders. (q) [Intentionally Omitted]. (r) Maintenance of REIT Status. In the case of a Borrower, at all times be organized in conformity with the requirements for qualification as a REIT under the Code, and at all times continue to qualify as a REIT and elect to be treated as a REIT under all applicable laws, rules and regulations. (s) [Intentionally Omitted]. (t) [Intentionally Omitted]. (u) Sanctions and Anti-Corruption Laws. Maintain in effect policies and procedures designed to promote compliance by the Loan Parties and their respective Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions and Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act, and promptly upon the written request of the Administrative Agent, furnish to the Administrative Agent and the Lenders any information that the Administrative Agent or any Lender deems reasonably necessary from time to time in order to ensure compliance with all applicable Sanctions and Anti- Corruption Laws, the Trading with the Enemy Act and the Patriot Act. (v) Beneficial Ownership. Promptly following (i) any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and Anti-Corruption Laws, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation and (ii) any change in beneficial ownership of the Parent or a Borrower that would render any statement in the existing Beneficial Ownership Certification untrue or inaccurate, furnish to the Administrative Agent (for further delivery by the Administrative Agent to the Lenders in accordance with its customary practice) an updated Beneficial Ownership Certification for the Parent or a Borrower, as the case may be. (w) Operating Leases. Promptly (i) perform and observe in all material respects all of the covenants and agreements required to be performed and observed under the Operating Leases and do all things necessary to preserve and to keep unimpaired the Loan Parties’ rights thereunder; (ii) notify the Administrative Agent of any default under the Operating Leases of which any Loan Party is aware; (iii) deliver to the Administrative Agent a copy of any notice of default or other notice received by the Loan Parties under the Operating Leases; and (iv) enforce in all respects the performance and observance of all of the covenants and agreements required to be performed or observed by the applicable lessor under each Operating Lease. SECTION 5.02. Negative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than contingent indemnity and reimbursement obligations for which no claim has been made) shall remain unpaid or any Lender shall have any Commitment hereunder, no Loan Party will, at any time: (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to (i) any Borrowing Base Asset other than Permitted Asset Encumbrances, (ii) any Collateral other than Permitted Equity Encumbrances or (iii) any income from or proceeds of any of the foregoing; or to sign, file or authorize under the Uniform Commercial Code of any jurisdiction a financing statement that includes in its collateral description any portion of any Borrowing

75 Base Asset (unless such description relates to a Permitted Property Encumbrance), any Collateral (unless such description relates to a Permitted Equity Encumbrance) or any income from or proceeds of any of the foregoing. (b) Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness, except: (i) Indebtedness under the Loan Documents; (ii) Indebtedness existing on the Closing Date described on Schedule 5.02(b) hereto; (iii) unsecured trade payables incurred in the ordinary course of business; (iv) unsecured Indebtedness owing to a Borrower or a Guarantor by a Subsidiary of a Borrower; (v) Non-Recourse Debt; provided, that, (i) no Default or Event of Default has occurred and is continuing immediately before and after the creation, incurrence, assumption or existence of such Non-Recourse Debt and (ii) immediately after giving effect to the creation, incurrence, assumption or existence of such Non-Recourse Debt the Parent and its Subsidiaries are, on a pro forma basis, in compliance with the Financial Covenants; (vi) the PACE Loan; (vii) Capitalized Leases not to exceed in the aggregate $5,000,000 at any time outstanding and (2) in the case of any Capitalized Lease to which any Subsidiary of a Loan Party is a party, any Contingent Obligation of such Loan Party guaranteeing the Obligations of such Subsidiary under such Capitalized Lease; (viii) Indebtedness in respect of Hedge Agreements entered into by a Borrower and designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practices; (ix) in the case of the Parent and any Borrower, Indebtedness under Customary Carve-Out Agreements (x) in the case of the Parent and a Borrower, any Contingent Obligations consisting of guarantees or indemnities of payment Obligations under any Qualifying Ground Lease, any Franchise Agreements or other agreements related to franchise licenses, management agreements or other agreements related to hotel management contracts, title insurance indemnifications or guarantees, or under any other documents, agreements or contracts approved by the Administrative Agent; (xi) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (xii) subject to the terms of Section 5.02(t)(iii) below, Indebtedness incurred by the Parent and its Subsidiaries (other than the Borrowers and Subsidiaries of the Borrowers) in connection with the Summit JV MR 1 Financing; (xiii) the assumption of all Indebtedness secured by the Acquired Properties; provided that all such Indebtedness (other than the PACE Loan) shall be repaid in full, and all

76 commitments, guarantees and security interests in respect of all such Indebtedness terminated, no later than one (1) day after the Closing Date; and (xiv) any other Indebtedness not to exceed $5,000,000 in the aggregate at any time outstanding in respect of all Loan Parties and their Subsidiaries and which is not secured by any Lien on any Borrowing Base Asset or the Equity Interests of any Direct or Indirect Owner thereof; provided, that, (i) no Default or Event of Default has occurred and is continuing immediately before and after the creation, incurrence, assumption or existence of such Indebtedness and (ii) immediately after giving effect to the creation, incurrence, assumption or existence of such Indebtedness the Parent and its Subsidiaries are, on a pro forma basis, in compliance with the Financial Covenants. (c) Change in Nature of Business. Make, or permit a Borrower or any Subsidiary of a Borrower to make, any material change in the nature of its business as carried at the Closing Date (after giving effect to the transactions contemplated by the Loan Documents); or engage in, or permit a Borrower or any Subsidiary of a Borrower to engage in, any business other than ownership, development, licensing and management of Hotel Assets and Parking Assets in the United States consistent with the requirements of the Loan Documents, and other business activities incidental thereto. (d) Mergers, Etc. Merge or consolidate with or into, or convey, transfer (except as permitted by Section 5.02(e)), lease (but not including (i) Permitted Asset Encumbrances or (ii) entry into Operating Leases between Guarantors and TRS Lessees or otherwise dispose of (whether in one transaction or in a series of transactions or pursuant to a Division) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or Divide, or permit any of its Subsidiaries to do so; provided, however, that (i) any Subsidiary may merge or consolidate with or into, or dispose of assets to (including pursuant to a Division) any other Subsidiary (provided that if one or more of such Subsidiaries is a Loan Party, a Loan Party shall be the surviving entity) and (ii) any Subsidiary that is not a Loan Party may merge with any Person that is not a Loan Party, in each case so long as no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom and the requirements in Section 5.02(p) shall still be complied with. Notwithstanding any other provision of this Agreement, (y) any Subsidiary of a Borrower (other than any such Subsidiary that is the direct owner of a Borrowing Base Asset) may liquidate, dissolve or Divide if the Borrowers determine in good faith that such liquidation, dissolution or Division is in the best interests of the Borrowers and the assets or proceeds from the liquidation, dissolution or Division of such Subsidiary are transferred to a Borrower or a Guarantor, provided that no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom, and (z) a Borrower or any Subsidiary thereof shall be permitted to effect any Transfer of Assets through the sale or transfer of direct or indirect Equity Interests in the Person (other than any Equity Interests that constitute Collateral) that owns such Assets so long as Section 5.02(e) would otherwise permit the Transfer of all Assets owned by such Person at the time of such sale or transfer of such Equity Interests. Upon the sale or transfer of Equity Interests in any Person that is a Guarantor permitted under clause (z) above, so long as each of the Release Conditions with respect to the release of such Guarantor shall have been satisfied, the Administrative Agent shall, upon the request of, and at the expense of, the Borrowers, release such Guarantor from the Guaranty, release the pledge of Equity Interests in such Guarantor, any Pledged Debt owed by such Guarantor and/or any Collateral owned, directly or indirectly, by such Guarantor, in each case, granted pursuant to the Pledge Agreement and execute and deliver such documents and instruments as the Borrowers may reasonably request to evidence the foregoing, which documents and instruments shall be reasonably satisfactory to the Administrative Agent. (e) Sales, Etc. of Assets. Sell, lease (other than by entering into Tenancy Leases), transfer or otherwise dispose of (including pursuant to a Division), or grant any option or other right to purchase, lease (other than any option or other right to enter into Tenancy Leases) or otherwise acquire, or permit a Borrower or any Subsidiary of a Borrower to sell, lease, transfer or otherwise dispose of (including pursuant to a Division), or grant any option or other right to purchase, lease or otherwise acquire (each such action, including, without limitation, any Sale and Leaseback Transaction, being a “Transfer”), any Asset or Assets (or any direct or indirect Equity Interests in the owner thereof), in each case other than the following Transfers:

77 (i) the Transfer of any Asset or Assets, including unimproved land, that are not Borrowing Base Assets from any Loan Party to another Loan Party or from a Subsidiary of a Borrower to another Subsidiary of a Borrower, (ii) the Transfer of any Asset or Assets that are not Borrowing Base Assets to any Person that is not a Loan Party, provided that, both immediately prior to and on a pro forma basis immediately after giving effect to such Transfer, (x) the Loan Parties shall be in compliance with the Financial Covenants and (y) no Default or Event of Default shall exist, (iii) the Transfer of any property constituting a Borrowing Base Asset or Collateral so long as each of the Release Conditions with respect to such Transfer have been satisfied, and (iv) the Transfer of (1) obsolete or worn out FF&E in the ordinary course of business or (2) inventory in the ordinary course of business. (f) Investments. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment other than: (i) (x) Investments by the Loan Parties and their Subsidiaries in their Subsidiaries outstanding on the date hereof and (y) other Investments existing on the Closing Date described on Schedule 5.02(f) hereto; (ii) Investments in Cash Equivalents; (iii) Investments consisting of intercompany Indebtedness permitted under Section 5.02(b)(ii); (iv) Investments outstanding on the date hereof in Subsidiaries that are not wholly- owned by any Loan Party; (v) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (vi) [intentionally omitted]; (vii) acquisitions of Assets that, upon consummation of the acquisition thereof, will constitute Eligible Assets made solely with proceeds of capital contributions made to a Borrower or the Parent with net cash proceeds received by a Borrower or the Parent from issuances or sales of its Equity Interests; (viii) [intentionally omitted]; and (ix) Investments consisting of the following items: (A) additional Investments (including pursuant to a Division) in Subsidiaries and, in the case of the Loan Parties and their Subsidiaries (and Joint Ventures in which such Loan Parties and Subsidiaries hold any direct or indirect interest), Investments in Assets (including by asset or Equity Interest acquisitions, investments in Joint Ventures or Divisions); (B) Investments in unimproved land, Real Property that does not constitute a Hotel Asset (it being understood this clause (B) shall not be interpreted to restrict Investments in Hotel Assets), and Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement);

78 (C) Investments in Joint Ventures of any Loan Party; (D) loans, advances and extensions of credit (including, without limitation, mezzanine loans) to any Person; (E) to the extent permitted by applicable law, loans or other extensions of credit to officers, directors and employees of any Loan Party or any Subsidiary of any Loan Party in the ordinary course of business, for travel, entertainment, relocation and analogous ordinary business purposes, which Investments shall not exceed at any time $1,000,000 in the aggregate for all Loan Parties; and (F) extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit extended in the ordinary course of business in an aggregate amount for all Loan Parties not to exceed at any time $5,000,000. (g) Restricted Payments. In the case of the Parent and the Borrowers, without the prior consent of the Required Lenders, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, including, in each case, by way of a Division (collectively, “Restricted Payments”); provided, however, that (i) so long as no Default or Event of Default shall have occurred and be continuing, the Parent may declare or pay Restricted Payments to holders of Equity Interests in the Parent without the prior consent of the Required Lenders to the extent the same would not result in a Default under any provision of this Agreement and (ii) so long as no Default or Event of Default shall have occurred and be continuing, a Borrower may declare or pay Restricted Payments to holders of Equity Interests in such Borrower without the prior consent of the Required Lenders to the extent the same would not result in a Default under any provision of this Agreement; provided that, notwithstanding the foregoing, a Borrower may make Restricted Payments to the Parent and to holders of its Acceptable Preferred Interests without the prior consent of the Required Lenders in any twelve-month period in an amount not to exceed such amount that is reasonably necessary for such Borrower to (x) maintain its status as a REIT and (y) not be subject to federal or state income or excise taxes, except that no Restricted Payments shall be permitted in reliance on this proviso following an acceleration of the Advances pursuant to Section 6.02 or following the occurrence of any Event of Default under Section 6.01(a) or Section 6.01(f). For the avoidance of doubt, a Restricted Payment consisting of the Transfer of an Asset shall only be permitted under this Section 5.02(g) if such Transfer is permitted by the provisions of Section 5.02(e). (h) Amendments of Organization Documents. Amend, or permit any of its Subsidiaries to amend any of its Organization Documents in a manner that is materially adverse to the Lenders; provided that any amendment to any such constitutive document that would designate such Subsidiary that is not a Loan Party as a “special purpose entity” or otherwise confirm such Subsidiary’s status as a “special purpose entity” shall be deemed “not materially adverse” for purposes of this Section. (i) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles, or (ii) Fiscal Year. (j) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions. (k) Payment Restrictions Affecting Subsidiaries. Directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of a Borrower or any Subsidiary of a Borrower to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Indebtedness owed to, make loans or advances to, or

79 otherwise transfer assets to or invest in, a Borrower or any Subsidiary of a Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents, (ii) any agreement or instrument evidencing Non-Recourse Debt, provided that the terms of such Indebtedness, and of such agreement or instrument, do not restrict distributions in respect of Equity Interests in Subsidiaries other than those that are borrowers or guarantors of such Non-Recourse Debt and (iii) any agreement in effect at the time such Subsidiary becomes a Subsidiary of a Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of such Borrower. (l) Amendment, Etc. of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair in any material respect the value of the interest or rights of any Loan Party thereunder or that would impair or otherwise adversely affect in any material respect the interest or rights, if any, of the Administrative Agent or any Lender, or permit any of its Subsidiaries to do any of the foregoing, in each case taking into account the effect of any agreements that supplement or serve to substitute for, in whole or in part, such Material Contract, and in the case of (i) a Material Contract not affecting any Borrowing Base Asset, in a manner that could reasonably be expected to have a Material Adverse Effect, and (ii) a Material Contract affecting any Borrowing Base Asset, in a manner that could reasonably be expected to result in a Borrowing Base Asset not continuing to meet all of the Eligible Asset Criteria. (m) Negative Pledge. Enter into or suffer to exist, or permit a Borrower or any Subsidiary of a Borrower to enter into or suffer to exist, any Negative Pledge upon any of its property or assets, except (i) pursuant to the Loan Documents or (ii) in connection with (A) any Non-Recourse Debt, provided that the terms of such Non-Recourse Debt, and of any agreement entered into and of any instrument issued in connection therewith, do not provide for or prohibit or condition the creation of any Lien on any Asset other than the Asset financed pursuant to such Non-Recourse Debt and are otherwise permitted by the Loan Documents (provided further that any restriction of the type described in the proviso in the definition of “Negative Pledge” shall not be deemed to violate the foregoing restriction), (B) any Capitalized Lease permitted by Section 5.02 solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto or (C) any Indebtedness outstanding on the date any Subsidiary of a Borrower becomes a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary of such Borrower). (n) [Intentionally Omitted]. (o) [Intentionally Omitted]. (p) Guarantor Requirements. Cause or permit any Guarantor to own any Real Property other than Borrowing Base Assets. (q) Multiemployer Plans. Neither any Loan Party nor any ERISA Affiliate will contribute to or be required to contribute to any Multiemployer Plan. No Loan Party will be or become a Benefit Plan. (r) Ground Leases. With respect to any Qualifying Ground Lease related to any Borrowing Base Asset: (i) waive, excuse or discharge any of the material obligations of the lessor or other obligor thereunder; (ii) do, permit or suffer (1) any act, event or omission which would be likely to result in a default or permit the applicable lessor or other obligor to terminate or exercise any other remedy with respect to the applicable Qualifying Ground Lease or (2) any act, event or omission which,

80 with the giving of notice or the passage of time, or both, would constitute a default or permit the lessor or such other obligor to exercise any other remedy under the applicable Qualifying Ground Lease; (iii) cancel, terminate, surrender, modify or amend any of the provisions of any such Qualifying Ground Lease or agree to any termination, amendment, modification or surrender thereof without the prior written consent of the Administrative Agent; (iv) permit or consent to the subordination of such Qualifying Ground Lease to any mortgage or other leasehold interest of the premises related thereto; or (v) treat, in connection with the bankruptcy or other insolvency proceedings of any ground lessor or other obligor, any Qualifying Ground Lease as terminated, cancelled or surrendered pursuant to Bankruptcy Law without the Administrative Agent’s prior written consent. (s) Transactions with Affiliates. Enter into any transaction with its Affiliates except (i) transactions occurring in the ordinary course of the business of owning and operating hotels (it being acknowledged by the Lenders that operating leases, loans, and guaranties of indebtedness are all in the ordinary course of business) on terms no less favorable to such Loan Party or such Subsidiary than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate, (ii) transactions between or among the Loan Parties and their respective Wholly-owned Subsidiaries not involving any other Affiliate, (iii) payment of compensation and benefits arising out of employment and consulting relationships in the ordinary course of business (including, without limitation, conversions of such compensation and benefits to equity under the terms of any long-term incentive plan) and (iv) any Restricted Payment permitted by Section 5.02(g). (t) Parent Covenants. Notwithstanding anything to the contrary contained in any Loan Document, the Parent shall not: (i) directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of interests (including direct interests) in the Borrowers and Summit JV MR 1, the management of the business of the Borrowers and/or Summit JV MR 1, and such activities as are incidental thereto, all of which shall be solely in furtherance of the business of any of the Borrowers and/or Summit JV MR 1; (ii) own any assets other than (A) interests, rights, options, warrants or convertible or exchangeable securities of the Borrowers or Summit JV MR 1, (B) assets that have been distributed to the Parent by its Subsidiaries in accordance with Section 5.02 (or the analogous provision in the definitive documentation for the Summit JV MR 1 Financing, if any) that are held for ten (10) Business Days or less pending further distribution to equity holders of the Parent, (C) assets received by the Parent from third parties (including the proceeds from any issuance and sale by the Parent of any its Equity Interests), that are held for ten (10) Business Days or less pending contribution of same to a Borrower or Summit JV MR 1, as the case may be, (D) such bank accounts or similar instruments as it deems necessary to carry out its responsibilities under the Organization Documents of a Borrower and Summit JV MR 1, as the case may be, and (E) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of the Borrowers, Summit JV MR 1 and their Subsidiaries, taken as a whole, but which shall in no event include any Equity Interests other than those permitted in clauses (A) and (C) of this sentence; (iii) incur any Indebtedness other than (x) Indebtedness under the Loan Documents and (y) its Guarantee of the obligations of Summit JV MR 1 and the other loan parties under the definitive documentation for the Summit JV MR 1 Financing; (iv) make any Investments other than as contemplated in clause (ii) of this Section 5.02(t); or

81 (v) permit any Liens on any of its assets other than Liens in favor of a banking or other financial institution arising as a matter of law or under customary general terms and conditions encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry. Nothing in this Section 5.02(t) shall prevent the Parent from (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Loan Documents and the definitive documentation for the Summit JV MR 1 Financing, (iii) any public offering of its common stock or any other issuance or sale of its Equity Interests, (iv) the payment of dividends, (v) making contributions to the capital of a Borrower or Summit JV MR 1, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of the Parent, the Borrowers and Summit JV MR 1, (vii) providing indemnification to officers, managers and directors and (viii) any activities incidental to the foregoing. (u) Sanctioned Persons. Directly or indirectly use or permit or allow any of its Subsidiaries to directly or indirectly use the proceeds of the Advances or otherwise make available such proceeds to any person, for the purpose of financing the activities of any Designated Person or in any manner that would cause any of such persons to violate the United States Foreign Corrupt Practices Act. None of the funds or assets of the Loan Parties that are used to pay any amount due pursuant to this Agreement or the other Loan Documents shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are themselves the subject of territorial sanctions under applicable Sanctions Laws. (v) Outbound Investment Rules. Or permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. SECTION 5.03. Reporting Requirements. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than contingent indemnification and reimbursement obligations for which no claim has been made) shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrowers will furnish to the Administrative Agent and the Lenders in accordance with Section 9.02(b): (a) Default Notice. As soon as possible and in any event within five (5) Business Days after a Responsible Officer obtaining knowledge of the occurrence of each Default or any event, development or occurrence reasonably expected to result in a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer (or other Responsible Officer) of the Borrowers setting forth details of such Default or such event, development or occurrence and the action that the Borrowers have taken and proposes to take with respect thereto. (b) Annual Financials. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent and its Consolidated Subsidiaries, including therein Consolidated and consolidating balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated and consolidating statement of cash flows of the Parent and its Subsidiaries for such Fiscal Year, in each case accompanied by an unqualified opinion of KPMG LLP, Ernst & Young LLP or other independent public accountants of recognized standing reasonably acceptable to the Administrative Agent, together with (i) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the Financial Covenants and the Borrowing Base Covenants, provided that in the event of any change in GAAP used in the preparation of such

82 financial statements, the Parent shall also provide, if necessary for the determination of compliance with the Financial Covenants and the Borrowing Base Covenants, a statement of reconciliation conforming such financial statements to GAAP and (ii) a certificate of the chief financial officer (or other Responsible Officer) of the Parent stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto. (c) Quarterly Financials. As soon as available and in any event within forty-five (45) days after the end of each of the first three (3) quarters of each Fiscal Year (commencing with the fiscal quarter ending June 30, 2025), Consolidated and consolidating balance sheets of the Parent and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and a Consolidated and consolidating statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated and consolidating statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, chief financial officer or treasurer (or other Responsible Officer performing similar functions) of the Parent as having been prepared in accordance with GAAP, together with (i) a certificate of such officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent in determining compliance with the Financial Covenants and the Borrowing Base Covenants, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent shall also provide, if necessary for the determination of compliance with the Financial Covenants and the Borrowing Base Covenants, a statement of reconciliation conforming such financial statements to GAAP. (d) Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 5.03(b) and (c), a duly completed Compliance Certificate (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) certifying that the Loan Parties are in compliance with the Financial Covenants and Borrowing Base Covenants, and that the Minimum Value Condition is satisfied (in each case, including reasonably detailed calculations thereof) and including reasonably detailed calculations of Availability and the Aggregate Borrowing Base Asset Value, and including (i) a summary report of the Gross Hotel Revenues and Gross Parking Revenues, and Borrowing Base Adjusted NOI attributable to each Borrowing Base Asset, and (ii) a year-to-date profit and loss statement for each Borrowing Base Asset. (e) Borrowing Base Asset Financials. As soon as available and in any event within forty- five (45) days after the end of each fiscal quarter, financial information in respect of each Borrowing Base Asset individually and in respect of the Borrowing Base Pool, in form and detail reasonably satisfactory to the Administrative Agent and STR reports on Borrowing Base Assets. (f) Annual Budgets. As soon as available and in any event within forty-five (45) days after the end of each Fiscal Year, (i) a projected cash flow analysis of each Borrowing Base Asset prepared by management of the Borrowers, including an operating expense and capital expenditures budget for such Borrowing Base Asset for the next succeeding twelve (12) consecutive months and (ii) forecasts for the Parent and its Subsidiaries on a consolidated basis prepared by management of the Parent, in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis, for the then current Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Maturity Date then in effect. (g) Material Events. Prompt notice to the Administrative Agent (i) promptly upon obtaining knowledge of any matter that has resulted or could reasonably be expected to result in a Material

83 Adverse Effect, including (i) any action, suit, dispute, litigation, investigation, proceeding or suspension involving any Loan Party or any Subsidiary or any of their respective properties and any Governmental Authority; or (ii) the commencement of, or any material development in, any litigation or proceeding affecting the Parent or any Subsidiary, including pursuant to any applicable Environmental Laws. (h) Changes in Accounting or Financial Reporting. Prompt notice to the Administrative Agent of any material change in accounting policies or financial reporting practices by the Parent or any Subsidiary. (i) Real Property. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each Fiscal Year, a report supplementing Schedule 4.01(p) hereto, including an identification of all owned and leased real property acquired or disposed of by any Loan Party or any of its Subsidiaries during such fiscal quarter and a description of such other changes in the information included in Section 4.01(p) as may be necessary for such Schedule to be accurate and complete. (j) [Intentionally Omitted]. (k) Environmental Conditions. Notice to the Administrative Agent (i) promptly upon obtaining knowledge of any material violation of any Environmental Law affecting any Asset or the operations thereof or the operations of any of its Subsidiaries, (ii) promptly upon obtaining knowledge of any known release, discharge or disposal of any Hazardous Materials at, from, or into any Asset which it reports in writing or is legally required to report in writing to any Governmental Authority and which is material in amount or nature or which could reasonably be expected to materially adversely affect the value of such Asset, (iii) promptly upon its receipt of any written notice of material violation of any Environmental Laws or of any material release, discharge or disposal of Hazardous Materials in violation of any Environmental Laws or any matter that could reasonably be expected to result in an Environmental Action, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Loan Party’s or any other Person’s operation of any Asset in compliance with Environmental Laws, (B) Hazardous Materials contamination on, from or into any Asset, or (C) investigation or remediation of off-site locations at which such Loan Party or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials, or (iv) upon such Loan Party’s obtaining knowledge that any expense or loss has been incurred by such Governmental Authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which such Loan Party or any Joint Venture could reasonably be expected to incur material liability or for which a Lien may be imposed on any Asset, provided that notice is required only for any of the events described in clauses (i) through (iv) above that could reasonably be expected to result in a Material Adverse Effect, could reasonably be expected to result in a material Environmental Action with respect to any Borrowing Base Asset or could reasonably be expected to result in a Lien against any Borrowing Base Asset. (l) Borrowing Base Asset Value. Promptly after discovery of any setoff, claim, withholding or defense asserted or effected against any Loan Party, or to which any Borrowing Base Asset is subject, which could reasonably be expected to (i) have a material adverse effect on the value of a Borrowing Base Asset, (ii) have a Material Adverse Effect or (iii) result in the imposition or assertion of a Lien against any Borrowing Base Asset which is not a Permitted Asset Encumbrance, notice to the Administrative Agent thereof. (m) Eligible Asset Criteria. Promptly after obtaining actual knowledge of any condition or event which causes any Borrowing Base Asset to fail to continue to satisfy any of the Eligible Asset Criteria (other than those Eligible Asset Criteria, if any, that have theretofore been waived by the Administrative Agent and the Required Lenders with respect to any particular Borrowing Base Asset, to the extent of such waiver), notice to the Administrative Agent thereof. (n) [Intentionally Omitted].

84 (o) Reconciliation Statements. If, as a result of any change in accounting principles and policies from those used in the preparation of the financial statements referred to in Section 4.01(g) and forecasts referred to in Section 4.01(h), the Consolidated and consolidating financial statements and forecasts of the Parent and its Subsidiaries delivered pursuant to Section 5.03(b), (c) or (f) will differ in any material respect from the Consolidated and consolidating financial statements that would have been delivered pursuant to such Section had no such change in accounting principles and policies been made, then (i) together with the first delivery of financial statements or forecasts pursuant to Section 5.03(b), (c) or (f) following such change, Consolidated and consolidating financial statements and forecasts of the Parent and its Subsidiaries for the fiscal quarter immediately preceding the fiscal quarter in which such change is made, prepared on a pro forma basis as if such change had been in effect during such fiscal quarter, and (ii) if requested by Administrative Agent, a written statement of the chief executive officer, chief financial officer or treasurer (or other Responsible Officer performing similar functions) of the Parent setting forth the differences (including any differences that would affect any calculations relating to the Financial Covenants and Borrowing Base Covenants) which would have resulted if such financial statements and forecasts had been prepared without giving effect to such change. (p) Material Contract. As soon as available, a copy of any Material Contract entered into with respect to any Borrowing Base Asset after the date hereof. (q) Other Information. Promptly, such other information respecting, and which is reasonably foreseeable to be material to, the business, financial condition, operations, performance or properties, including with respect to the Borrowing Base Assets or Collateral, of any Loan Party or any of its Subsidiaries as the Administrative Agent, or any Lender through the Administrative Agent, may from time to time reasonably request. SECTION 5.04. Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than contingent indemnity and reimbursement obligations for which no claim has been made) shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties will not permit: (a) Maximum Leverage Ratio. the Leverage Ratio, as of the last day of each fiscal quarter, to exceed 55%. (b) Minimum Consolidated Tangible Net Worth: Consolidated Tangible Net Worth at any time to be less than the sum of (a) $593,910,713, plus (b) an amount equal to 75% of the net cash proceeds received by the Parent or a Subsidiary thereof from issuances or sales of Equity Interests of the Parent or any of its Subsidiaries consummated after March 31, 2025. (c) Minimum Consolidated Fixed Charge Coverage Ratio. the Consolidated Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter, to be less than 1.50:1.00. (d) Maximum Secured Leverage Ratio. the ratio of Secured Indebtedness (excluding (i) Indebtedness arising under this Agreement or (ii) under the Summit JV MR 1 Financing so long as the collateral securing the Summit JV MR 1 Financing is not materially more expansive than collateral securing the Summit JV MR 1 Financing as of the Closing Date) to Total Asset Value, as of the last day of each fiscal quarter, to exceed 40%. For the avoidance of doubt, a Lien on any direct or indirect interest in real estate (including, without limitation, any income therefrom or proceeds thereof) that secures any portion of the Summit JV MR 1 Financing shall constitute a material expansion of the collateral for the Summit JV MR 1 Financing. In addition to calculating the Financial Covenants on the dates provided above, the Financial Covenants shall be tested on each Test Date and shall be made on a pro forma basis after giving effect to the transactions occurring on such Test Date. To the extent any calculation of a Financial Covenant is required to be made as of any date of determination other than the last day of a fiscal quarter of the Parent, such calculation shall be made on a pro forma basis in accordance with Section 1.08.

85 SECTION 5.05. Borrowing Base Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have, at any time after the Initial Extensions of Credit, any Commitment hereunder, the Loan Parties will not permit: (a) Maximum Borrowing Base Leverage Ratio. the Borrowing Base Leverage Ratio at any time to exceed 55%. (b) Minimum Borrowing Base Interest Coverage Ratio. the Borrowing Base Interest Coverage Ratio, as of the last day of each fiscal quarter, to be less than 1.50:1.00. In addition to calculating the Borrowing Base Covenants on the dates provided above, the Borrowing Base Covenants shall be tested on each Test Date and shall be made on a pro forma basis after giving effect to the transactions occurring on such Test Date. To the extent any calculation of a Borrowing Base Covenant is required to be made as of any date of determination other than the last day of a fiscal quarter of the Parent, such calculation shall be made on a pro forma basis in accordance with Section 1.08. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default. Any of the following shall constitute an event of default (“Events of Default”): (a) Failure to Make Payments When Due. (i) The Borrowers shall fail to pay any principal of any Advance when the same shall become due and payable, (ii) the Borrowers shall fail to pay any interest on any Advance within three (3) Business Days after the same becomes due and payable or (iii) or any Loan Party shall fail to make any other payment under any Loan Document within five (5) Business Days after the same becomes due and payable; or (b) Breach of Representations and Warranties. Any representation or warranty made by any Loan Party (or any of its officers or the officers of its general partner or managing member, as applicable) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or (c) Breach of Certain Covenants. (i) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(d), (e), (f), (j), (n) (to the extent such failure would permit the lessor under the applicable Qualifying Ground Lease or Operating Lease to terminate such lease), (u) or (v), 5.02, 5.03(a), (g), (k), (l), (m), 5.04 or 5.05 or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.03(b), (c), (e), (f), (i), (o), or (p) if such failure described in this clause (ii) shall remain unremedied for fifteen (15) days after the earlier of the date on which (A) a Responsible Officer becomes aware of such failure or (B) written notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender or (iii) any Grantor fails to perform or observe any term, covenant or agreement contained in the Pledge Agreement to which it is a party; or (d) Other Defaults under Loan Documents. Any Loan Party shall fail to perform or observe any other term, covenant or agreement (not specified in subsection (a), (b) or (c) above) contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for thirty (30) days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or (e) Cross Defaults. (i) Any Loan Party or any Subsidiary thereof shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Material Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating

86 to any such Material Debt, if the effect of such event or condition is to permit the acceleration of the maturity of such Material Debt or otherwise permit the holders thereof to cause such Material Debt to mature; or (iii) the maturity of any such Material Debt shall be accelerated or any such Material Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Debt shall be required to be made, in each case prior to the stated maturity thereof; or (iv) without limiting the foregoing, the occurrence of any “Event of Default” under the definitive documentation for the Summit JV MR 1 Financing; or (f) Insolvency Events. Any Loan Party or any Subsidiary thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any Subsidiary thereof seeking to adjudicate it a bankrupt or insolvent (including any Bail-In Action), or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any Subsidiary thereof shall take any corporate action to authorize any of the actions set forth above in this subsection (f); provided, however, that, if any of the events or circumstances described in this subsection (f) occur or exist with respect to a Subsidiary of a Borrower that is not a Loan Party (a “Debtor Subsidiary”), such event(s) or circumstance(s) shall not constitute a Default or an Event of Default so long as (i) such Debtor Subsidiary has no other Debt other than Non-Recourse Debt, (ii) such event(s) or circumstance(s) have not resulted in, and will not result in, any material liability, either individually or in the aggregate, to the Parent, the Borrowers or any of their respective Subsidiaries (exclusive of the Debtor Subsidiary), and (iii) the total assets of such Debtor Subsidiary do not exceed $10,000,000 as of the date such event(s) occur or such circumstance(s) first exist; and (iv) no court of competent jurisdiction has issued an order substantively consolidating the assets and liabilities of such Debtor Subsidiary with those of any other Person; or (g) Monetary Judgments. Any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $10,000,000 shall be rendered against any Loan Party or any Subsidiary thereof and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party or Subsidiary and the insurer covering full payment of such unsatisfied amount and (B) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or (h) Non-Monetary Judgments. Any non-monetary judgment or order shall be rendered against any Loan Party or Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (i) Unenforceability of Loan Documents. Any material provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or

87 (j) Pledge Agreement. The Pledge Agreement shall for any reason cease to create a valid first priority Lien (subject to Permitted Equity Encumbrances) on the Collateral purported to be covered thereby; or (k) Change of Control. A Change of Control shall occur; or (l) ERISA Events. Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) would reasonably be expect to have a Material Adverse Effect; or (m) REIT Status. Any Borrower shall for any reason, fail to maintain its status as a REIT, after taking into account any cure provisions set forth in the Code that are complied with by the Borrower. SECTION 6.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under any Bankruptcy Law, the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Loan Parties. SECTION 6.03. Application of Funds. After the exercise of remedies provided for in Section 6.02 (or after the Advances have automatically become immediately due and payable as set forth in the proviso to Section 6.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 9.10, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Sections 2.08, 2.10, 2.12, or 9.04(c)) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Sections 2.08, 2.10, 2.12, or 9.04(c)), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Advances and Obligations then owing under Guaranteed Hedge Agreements, ratably among the Lenders and the Hedge Banks in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by law. Notwithstanding the foregoing, Obligations arising under Guaranteed Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice

88 thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank. Each Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE VII GUARANTY SECTION 7.01. Guaranty; Limitation of Liability. (a) Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise, in each case exclusive of all Excluded Swap Obligations (such guaranteed Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Lender in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. This Guaranty is and constitutes a guaranty of payment and not merely of collection. (b) Each Guarantor, the Administrative Agent and each other Lender and, by its acceptance of the benefits of this Guaranty, each other Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Voidable Transactions Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guarantors, the Administrative Agent, the other Lenders and, by their acceptance of the benefits of this Guaranty, the other Lenders hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents. SECTION 7.02. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Lender with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of this Agreement or the other Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against a Borrower or any other Loan Party or whether a Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

89 (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers, any other Loan Party or any of their Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries; (f) any failure of the Administrative Agent or any other Lender to disclose to any Loan Party any information relating to the business, financial condition, operations, performance or properties of any other Loan Party now or hereafter known to the Administrative Agent or such other Lender (each Guarantor waiving any duty on the part of the Administrative Agent and each other Lender to disclose such information); (g) the failure of any other Person to execute or deliver this Agreement, any other Loan Document, any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of a Borrower or any other Loan Party or otherwise, all as though such payment had not been made. SECTION 7.03. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral. (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any other Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation,

90 reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder. (d) [Intentionally Omitted]. (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Lender to disclose to such Guarantor any matter, fact or thing relating to the business, financial condition, operations, performance or properties of the Borrowers, any other Loan Party or any of their Subsidiaries now or hereafter known by the Administrative Agent or such other Lender. (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits. SECTION 7.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against a Borrower, any other Loan Party that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty, this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender against a Borrower, any other Loan Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from a Borrower, any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Guaranteed Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the termination in whole of the Commitments and (c) the latest date of expiration or termination of all Guaranteed Hedge Agreements, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Guarantor shall make payment to any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) the termination in whole of the Commitments shall have occurred and (iv) all Guaranteed Hedge Agreements shall have expired or been terminated, the Administrative Agent and the other Lenders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty. SECTION 7.05. Guaranty Supplements. Upon the execution and delivery by any Person of a Guaranty Supplement, (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Agreement and this Guaranty, and each reference in any other Loan Document to the “Loan Agreement”, “Guaranty”,

91 “thereunder”, “thereof” or words of like import referring to this Agreement and this Guaranty, shall mean and be a reference to this Agreement and this Guaranty as supplemented by such Guaranty Supplement. SECTION 7.06. Indemnification by Guarantors. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Administrative Agent or the Lenders under this Agreement, this Guaranty or the other Loan Documents, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent, the Arranger, each Lender and each Related Party of any of the foregoing Persons (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms. (b) Each Guarantor hereby also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances, the Loan Documents or any of the transactions contemplated by the Loan Documents. SECTION 7.07. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.07. (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments or payments made in the ordinary course of business from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless required pursuant to Section 7.07(d), no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations. (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations. (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lenders and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty. (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit

92 claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest). SECTION 7.08. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the termination in whole of the Commitments and (iii) the latest date of expiration or termination of all Guaranteed Hedge Agreements, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Lenders and their successors, transferees and assigns. SECTION 7.09. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its Guaranteed Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.09, or otherwise in respect of the Guaranteed Obligations, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 7.09 constitute, and this Section 7.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Appointment and Authority. (a) Each of the Lenders (in its capacities as a Lender and on behalf of itself and its Affiliates as potential Hedge Banks) hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII (other than Section 8.07) are solely for the benefit of the Administrative Agent and the Lenders, and no Borrower or any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.06 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof granted under the Pledge Agreement, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article VIII (including Section 8.05) and Article IX (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

93 SECTION 8.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 8.03. Exculpatory Provisions. None of the Administrative Agent, any Arranger or the Syndication Agent, as applicable, shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers or the Syndication Agent, as applicable: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent, any Arranger, the Syndication Agent or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01 and 6.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by a Borrower or a Lender; and (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Pledge Agreement, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

94 SECTION 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for a Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 8.05. Indemnification by Lenders. (a) Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. (b) [Intentionally Omitted]. (c) For purposes of this Section 8.05, the Lenders’ respective ratable shares of any amount shall be determined, at any time, according to their respective Pro Rata Shares at such time. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender’s ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents. SECTION 8.06. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

95 SECTION 8.07. Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, in consultation with the Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 2.12 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 8.07). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed among the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. SECTION 8.08. Non-Reliance on the Administrative Agent, the Arrangers, the Syndication Agent and the Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, any Arranger or the Syndication Agent has made any representation or warranty to it, and that no act by the Administrative Agent, any Arranger or the Syndication Agent hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed

96 to constitute any representation or warranty by the Administrative Agent, any Arranger or the Syndication Agent to any Lender as to any matter, including whether the Administrative Agent, any Arranger or the Syndication Agent have disclosed material information in their (or their Related Parties’) possession. Each Lender represents to the Administrative Agent, the Arrangers and the Syndication Agent that it has, independently and without reliance upon the Administrative Agent, the Arrangers, the Syndication Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. SECTION 8.09. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers or the Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. SECTION 8.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.08 and 9.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and

97 advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 9.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (A) through (K) of Section 9.01(a)(i) of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. SECTION 8.11. Guaranty and Collateral Matters. Without limiting the provisions of Section 8.10, each of the Lenders (including in its capacities as a potential Hedge Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Guaranteed Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, or (iii) if approved, authorized or ratified in writing in accordance with Section 9.01; and

98 (b) to release any Guarantor from its obligations under the Guaranty and the Pledge Agreement (if applicable) if such Person ceases to be a Subsidiary or becomes an Excluded Subsidiary or to release any Equity Interests in any Guarantor or any Pledged Debt owed by such Guarantor if such Person ceases to be a Subsidiary or becomes an Excluded Pledge Subsidiary, in each case, as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any item of Collateral or any Guarantor from its obligations under the Guaranty pursuant to this Section 8.11. In each case as specified in this Section 8.11, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Pledge Agreement or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 8.11. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 8.12. Guaranteed Hedge Agreements. No Hedge Bank that obtains the benefits of Section 6.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or the Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Guaranteed Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank. SECTION 8.13. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each applicable Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount. ARTICLE IX MISCELLANEOUS SECTION 9.01. Amendments, Etc. (a) Subject to Section 2.09 and the last paragraph of this Section 9.01(a), no amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrowers and the Required Lenders (or such other number or

99 percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and the applicable Loan Parties, as the case may be, and acknowledged by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (i) no amendment, waiver or consent shall: (A) waive any condition set forth in Section 3.01 or, in the case of the Initial Extensions of Credit, Section 3.02, without the written consent of each Lender; (B) modify the definition of Required Lenders or otherwise change the percentage vote of the Lenders required to take any action under this Agreement or any other Loan Document or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, in each case, without the written consent of each Lender; provided that such terms and provisions may be amended in connection with the establishment of any Incremental Term Loan Facility, with the consent of the Administrative Agent and the Lenders providing commitments for such Incremental Term Loan Facility, so long as such payments continue to be based on each Lender’s Pro Rata Share with respect to the Facilities in which it participates; (C) (i) release or have the effect of releasing any Borrower with respect to the Obligations or (ii) except to the extent expressly permitted under this Agreement, reduce or limit the obligations of any Guarantor under Article VII or release any Guarantor or otherwise limit any Guarantor’s liability with respect to the Guaranteed Obligations, or release, or have the effect of releasing, all or substantially all of the value of the Guarantees of the Obligations, in each case, without the written consent of each Lender; (D) permit the Loan Parties to encumber all or substantially all of the Collateral or release all or substantially all of the Collateral in any transaction or series of related transactions, in each case, without the written consent of each Lender; (E) amend this Section 9.01 without the written consent of each Lender; (F) increase the Commitments of any Lender or subject any Lender to any additional obligations (except as set forth in Section 2.17), in each case, without the written consent of such Lender; (G) forgive or reduce the principal of, or interest on, the Obligations of the Loan Parties under the Loan Documents or any fees or other amounts payable thereunder, in each case, without the written consent of each Lender directly affected thereby; (H) postpone or extend any date fixed for any payment of principal of, or interest on, any of the Advances or any fees or other amounts payable hereunder, in each case, without the written consent of each Lender directly affected thereby; (I) extend the Maturity Date in respect of any Facility (except as provided by Section 2.16), in each case, without the written consent of each Lender directly affected thereby; (J) change Section 2.13, Section 6.03 or any other provision hereof in a manner that would have the effect of altering the ratable reduction of Commitments or the pro rata sharing of payments otherwise required hereunder, in each case, without the written consent of each Lender; or

100 (K) subordinate, or have the effect of subordinating, (x) the Obligations hereunder to any other Indebtedness or other obligation or (y) any Lien(s) securing the Obligations to Lien(s) securing any other Indebtedness or other obligation, in each case, without the written consent of each Lender; (ii) only the written consent of each Incremental Term Loan Lender shall be required to waive any condition set forth in Section 3.02 with respect to a Borrowing of Incremental Term Advances; (iii) only the written consent of each Lender under the applicable Facility shall be required to the extent such amendment, waiver or consent shall change the definition of “Appropriate Lenders” (as it applies to such Facility), “Required Term Loan Lenders or “Required Incremental Term Loan Lenders”; and (iv) only the written consent of (x) the Required Term Loan Lenders shall be required to the extent such amendment, waiver or consent shall impose any greater restriction on the ability of any Term Loan Lender to assign any of its rights or obligations hereunder and (y) the Required Incremental Term Loan Lenders shall be required to the extent such amendment, waiver or consent shall impose any greater restriction on the ability of any Incremental Term Loan Lender to assign any of its rights or obligations hereunder; provided further that (x) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, (I) affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents or (II) amend or waive, or consent to any departure from or have the effect of amending, waiving or consent to any departure from, Section 2.09 or any term defined in such section or any other term or provision of this Agreement relating to SOFR, Daily Simple SOFR, Term SOFR or any Successor Rates or the replacement of any such rates or any Successor Rates and (y) the Fee Letter may only be amended, and the rights or privileges thereunder may only be waived, in a writing executed by each of the parties thereto. Notwithstanding the fact that the consent of all of the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Advances, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow the Borrowers to use cash collateral in the context of a bankruptcy or insolvency proceeding. Notwithstanding anything to the contrary herein, (v) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (i) the Commitment of any Defaulting Lender may not be increased or extended or the maturity of any of its Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the principal amount of any of its Advances may not be forgiven, in each case, without the consent of such Defaulting Lender and (ii) any waiver, amendment, consent or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (vi) the Administrative Agent and the Borrowers may, with the consent of the other (but without the consent of any Lender or other Loan Party), amend, modify or supplement this Agreement and any other Loan Document (and such amendment, modification or supplement shall become effective without any further action or consent of any other party to this Agreement):

101 (A) if the Administrative Agent and the Borrowers acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrowers shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement; or (B) to add a “Guarantor” in accordance with the applicable provisions of this Agreement and the other Loan Documents; and (C) (i) to add one or more Incremental Term Loan Facilities to this Agreement subject to the limitations in Section 2.17 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Advances and Commitments hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing Advances and Commitments hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent, the Lenders providing such Incremental Term Loan Facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder; (vii) this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrowers and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement; and (viii) with respect to SOFR, Daily Simple SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. (b) In the event that the Borrowers are entitled to replace a Lender pursuant to the provisions of Section 2.10(h), or if any Lender is a Defaulting Lender or any Lender (a “Non-Consenting Lender”) shall refuse to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders and that has been consented to by the Administrative Agent and has been approved by the Required Lenders, the Required Term Lenders or the Required Incremental Term Loan Lenders, as applicable, then the Borrowers shall have the right, at its sole expense and effort, upon written demand to such Lender and the Administrative Agent, in the case of a Non-Consenting Lender, given within thirty (30) days after the first date on which such consent was solicited in writing from the Lenders by the Administrative Agent (a “Consent Request Date”), to cause such Lender to assign, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.10 and 2.12) and obligations under this Agreement and the related Loan Documents and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to an Eligible Assignee designated by the Borrowers and approved by the Administrative Agent (such approval not to be unreasonably withheld) (a “Replacement Lender”), provided that (i) the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.06(b);

102 (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 9.04(c)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Laws; and (v) in the case of an assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this Section 9.01(b) may be effected pursuant to an Assignment and Acceptance executed by the Borrowers, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further that any such documents shall be without recourse to or warranty by the parties thereto. Notwithstanding anything in this Section 9.01(b) to the contrary, the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. SECTION 9.02. Notices, Etc. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrowers or any other Loan Party or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the

103 recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in such clause (b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent or a Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. Although the Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time and the Platform is secured through a single-user-per-deal authorization method whereby each user may access the Platform only on a deal- by-deal basis, each of the Lenders and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Loan Party hereby approves distribution of communications through the Platform and understands and assumes the risks of such distribution. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) The Administrative Agent and each Borrower may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected

104 the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Parent or its securities for purposes of United States Federal or state securities laws. (e) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Notices of Borrowing) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 9.04. Costs and Expenses; Indemnification. (a) Each Loan Party agrees jointly and severally to pay on demand (i) all reasonable and documented out-of-pocket costs and expenses of a single firm of counsel and a single firm of local counsel in any reasonably necessary jurisdiction for the Administrative Agent, the Arrangers and the Syndication Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable and documented fees and expenses of counsel for the Administrative Agent, the Arrangers and the Syndication Agent with respect thereto (including, without limitation, with respect to reviewing and advising on any matters required to be completed by the Loan Parties on a post-closing basis), with respect to advising the Administrative Agent, the Arrangers or the Syndication Agent as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto and (C) the reasonable and documented fees and expenses of a single firm of counsel and a single firm of local counsel in any reasonably necessary jurisdiction for the Administrative Agent with respect to the preparation, execution, delivery and review of any documents and instruments at any time delivered pursuant to any of the Loan Documents, and (ii) all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Arrangers and each Lender in connection with any work-out or the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto). (b) Each Loan Party agrees to indemnify, defend and save and hold harmless each Indemnified Party from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees, charges and disbursements of a single firm of counsel for all Indemnified Parties, taken as a whole, and a single firm of local counsel for all Indemnified Parties, taken as a whole, in any reasonably necessary jurisdiction and, solely in the case of an actual or potential

105 conflict of interest, one additional counsel to all affected Indemnified Parties, taken as a whole, and one additional local counsel in each reasonably necessary jurisdiction to all affected Indemnified Parties, taken as a whole), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including a Borrower or any other Loan Party), in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnified Party’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, that such Indemnified Party reasonably believes is made by a Borrower or any other Loan Party or any other party to this Agreement or any of the other Loan Documents), the performance by the parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 2.12), (ii) any Advance or the use or proposed use of the proceeds therefrom, (iii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Loan Party or any of its Subsidiaries, and regardless of whether any Indemnified Party is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNIFIED PARTY, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated. Without limiting the provisions of Section 2.12(b), this Section 9.04(b) shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim. (c) To the fullest extent permitted by Applicable Law, no party hereto shall assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof. No Indemnified Party referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnified Party through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (d) Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (i) any continuation, Conversion, payment or prepayment of any Advance other than a Base Rate Advance or a Daily SOFR Advance on a day other than the last day of the Interest Period for such Advance (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (ii) any failure by the Borrowers (for a reason other than the failure of such Lender to make an Advance) to prepay, borrow, continue or Convert any Advance other than a Base Rate Advance or a Daily SOFR Rate Advance on the date or in the amount notified by the Borrowers; or

106 (iii) any assignment of a Term SOFR Advance on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to any provision hereof; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Advance or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. (e) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion. (f) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers and the other Loan Parties contained in Sections 2.08, 2.10 and 2.12, Section 7.06 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents. SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the Advances becoming due and payable pursuant to the provisions of Section 6.02, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of either or both of the Borrowers or any other party to a Loan Document against any and all of the Obligations of the Borrowers or such other party now or hereafter existing under the Loan Documents, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Agreement or any Note or Notes and although such obligations may be unmatured; provided, however, that in the event that any Defaulting Lender shall exercise any such right of set-off hereunder, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 9.10 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall promptly provide to the Administrative Agent a written notice describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The Administrative Agent and each Lender agrees promptly to notify the Borrowers or such other party after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender and their respective Affiliates may have. SECTION 9.06. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section 9.06 and, to the extent expressly contemplated

107 hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Advances at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 9.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section 9.06, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advances or the Commitment assigned, except that this clause (ii) shall not apply to prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis (iii) Required Consents. No consent shall be required for any assignment to an Eligible Assignee (other than as provided in the definition of Eligible Assignee and except to the extent required by clause (b)(i)(B) of this Section 9.06). (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to a Borrower or any Affiliate or Subsidiary of either Borrower, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make

108 such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Advances. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 9.06, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 2.12, 8.05 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 9.06. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons, a Defaulting Lender or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.05 without regard to the existence of any participation.

109 Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.01 that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.10, 2.12 and 9.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.06 (it being understood that the documentation required under Section 3.01(f) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.06; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.10(g) and (h) and 9.01(b) as if it were an assignee under clause (b) of this Section 9.06 and (B) shall not be entitled to receive any greater payment under Sections 2.10 or 2.12, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Sections 2.10(g) and (h) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.07. Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each Lender may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such

110 Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Lender hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.08. Effectiveness. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed and delivered by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that are executed and delivered by all other parties hereto. SECTION 9.09. Integration. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limiting the foregoing: THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. SECTION 9.10. Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders,” “Required Term Loan Lenders” and “Required Incremental Term Loan Lenders”; and

111 (ii) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.05 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, [intentionally omitted]; third, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.01 and 3.02, as applicable, were satisfied (or waived in writing), such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any of the Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the Pro Rata Shares under the applicable Facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 9.10(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) If the Borrowers and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with their Pro Rata Share under the applicable Facility, whereupon such Lender will cease to be a Defaulting Lender; provided, however, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. SECTION 9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.17 or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their respective obligations, this Agreement or payments hereunder, (g) on a confidential

112 basis to (i) any rating agency in connection with rating the Parent or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.11, (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than a Loan Party or (z) is independently discovered or developed by a party hereto without utilizing any Information received from a Loan Party or violating the terms of this Section 9.11. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For the avoidance of doubt, nothing in this Agreement prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a Governmental Authority, regulatory, or self-regulatory authority without any notification to any Person or entity. For purposes of this Section 9.11, “Information” means all information received from the Parent or any Subsidiary relating to the Parent or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or any Subsidiary, provided that, in the case of information received from the Parent or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable law, including United States Federal and state securities laws. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or any Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Parent or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.11); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” SECTION 9.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender, and (y) covenants, from the date such Person became a Lender to the date such

113 Person ceases being a Lender, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one (1) of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender, and (y) covenants, from the date such Person became a Lender to the date such Person ceases being a Lender, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). SECTION 9.13. Patriot Act Notification. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Parent shall, and shall cause each of its Subsidiaries to, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

114 SECTION 9.14. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in City, County and State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction. (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. SECTION 9.15. Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.16. WAIVER OF JURY TRIAL. EACH BORROWER, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. SECTION 9.17. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the Applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the Applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

115 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the Applicable Resolution Authority. SECTION 9.18. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.18, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 9.19. Joint and Several Liability; Recourse Nature of Obligations. Each of the Borrowers shall be jointly and severally liable with the other Borrowers for the Obligations, and each of the Obligations

116 shall be secured by all of the Collateral. Each Borrower acknowledges that it is a co-borrower hereunder and is jointly and severally liable under this Agreement and the other Loan Documents. Any payment made by a Borrower in respect of Obligations owing by one or more Borrowers shall be deemed a payment of such Obligations by and on behalf of all Borrowers. All Advances extended to any Borrower or requested by any Borrower shall be deemed to be Advances extended for each of the Borrowers, and each Borrower hereby authorizes each other Borrower to effectuate Advances on its behalf. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Administrative Agent and the Lenders shall be entitled to rely upon any request, notice or other communication received by them from the Parent on behalf of all Borrowers, and shall be entitled to treat their giving of any notice hereunder to the Parent in accordance with the provisions of this Agreement as notice to each and all Borrowers. Each Borrower agrees that the joint and several liability of the Borrowers provided for in this Section 9.19 shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatsoever with the other Borrowers or with any other Person, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Except to the extent otherwise provided herein, each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, the Notes, this Agreement or any other Loan Document and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any collateral. Each Borrower hereby irrevocably waives and releases each other Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which such Borrower is or would be entitled by virtue of the provisions of the first paragraph of this Section 9.19 or the performance of such Borrower’s obligations thereunder including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right, or indemnity, or any right of recourse to security for any of the Obligations, in each case until all of the Obligations have been paid in full and this Agreement is terminated. For the avoidance of doubt, all Obligations of the Loan Parties are full recourse to the Loan Parties and their respective assets, regardless of whether those assets constitute Collateral. SECTION 9.20. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Advance or any other Obligation hereunder shall remain unpaid or unsatisfied. SECTION 9.21. No Fiduciary Duties. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Lender or any Affiliate thereof, on the one hand, and such Loan Party, its stockholders or its Affiliates, on the other. The Loan Parties agree that the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s length commercial transactions. Each Loan Party agrees that it has consulted its own legal and financial advisors

117 to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each of the Loan Parties acknowledges that the Administrative Agent, the Lenders and their respective Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Loan Party may regard as conflicting with its interests and may possess information (whether or not material to the Loan Parties) other than as a result of (x) the Administrative Agent acting as administrative agent hereunder or (y) the Lenders acting in their respective capacities as such hereunder, that the Administrative Agent or any such Lender may not be entitled to share with any Loan Party. Without prejudice to the foregoing, each of the Loan Parties agrees that the Administrative Agent, the Lenders and their respective Affiliates may (a) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (b) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with other Persons in each case, as if the Administrative Agent were not the Administrative Agent and as if the Lenders were not Lenders, and without any duty to account therefor to the Loan Parties. Each of the Loan Parties hereby irrevocably waives, in favor of the Administrative Agent, the Arrangers, the Syndication Agent and/or the Lenders, any conflict of interest which may arise by virtue of the Administrative Agent, the Arrangers, the Syndication Agent and/or the Lenders acting in various capacities under the Loan Documents or for other customers of the Administrative Agent, any Arranger, the Syndication Agent or any Lender as described in this Section 9.21. SECTION 9.22. Collateral and Guarantor Releases. (a) Following (or contemporaneous with) the consummation of a Release Transaction with respect to any Collateral or the termination of the Pledge Agreement, upon the written request of the Borrowers, the Administrative Agent will release its Lien on the applicable assets (in the case of where a Release Transaction is consummated) or all Collateral (in the case of the termination of the Pledge Agreement), in each case pursuant and subject to Section 18 of the Pledge Agreement. (b) Following (or contemporaneous with) the consummation of a Release Transaction consisting of the release of any Guarantor that is a Subsidiary from its obligations under the Guaranty, upon the written request of the Borrowers, the Administrative Agent shall release such Guarantor from its obligations under the Guaranty. (c) In connection with any release contemplated in clause (a) or (b) above, the Administrative Agent shall, at the Borrowers’ sole expense, execute and deliver such documents as a Borrower or such Subsidiary may reasonably request to evidence such release, which documents shall be reasonably satisfactory to the Administrative Agent. SECTION 9.23. No Novation. (a) This Agreement amends, restates and supersedes the Existing Credit Agreement in its entirety and is not intended to be or operate as a novation or an accord and satisfaction of the Existing Credit Agreement or the obligations evidenced thereby or provided for thereunder. Without limiting the generality of the foregoing (i) all “Advances” under (and as defined in) the Existing Credit Agreement (as amended pursuant to this Agreement) shall on the Closing Date become Advances hereunder and (ii) all other “Obligations” (under and as defined in the Existing Credit Agreement (as amended pursuant to this Agreement)) that remain outstanding on the Closing Date shall be Obligations under this Agreement. (b) On the Closing Date, the Existing Term Notes and Existing Delayed Draw Term Notes, if any, held by each Lender shall be deemed to be cancelled and, if such Lender has requested a Term Note hereunder, amended and restated by the Term Note delivered hereunder on or about the Closing Date (regardless of whether any Lender shall have delivered to the Borrowers for cancellation any Existing Note Term Note and/or Existing Delayed Draw Term Note held by it). Each Lender, whether or not requesting a Note hereunder, shall use its commercially reasonable efforts to deliver the Existing Term Note and/or Existing Delayed Draw

118 Term Note held by it to the Borrowers for cancellation and/or amendment and restatement. All amounts owing under, and evidenced by, the Existing Term Note and Existing Delayed Draw Term Note of any Lender as of the Closing Date shall continue to be outstanding hereunder, and shall from and after the Closing Date be evidenced by the Notes (if any) received by such Lender pursuant to this Agreement, and shall in any event be evidenced by, and governed by the terms of, this Agreement. Each Lender hereby agrees to indemnify and hold harmless the Borrowers from and against any and all liabilities, losses, damages, actions or claims that may be imposed on, incurred by or asserted against the Borrowers arising out of such Lender’s failure to deliver the Existing Term Note and/or Existing Delayed Draw Term Note held by it to the Borrowers for cancellation, subject to the condition that the Borrowers shall not make any payment to any Person claiming to be the holder of any such Existing Term Note or Existing Delayed Draw Term Note unless such Lender is first notified of such claim and is given the opportunity, at such Lender’s sole cost and expense, to assert any defenses to such payment. [Signature pages immediately follow]

[Signature Page to Credit Agreement - Summit JV Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written. BORROWERS: SUMMIT JV MR 2, LLC, a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary SUMMIT JV MR 3, LLC, a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary SUMMIT NCI NOLA BR 184, LLC, a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary PARENT: SUMMIT HOSPITALITY JV, LP, a Delaware limited partnership By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Credit Agreement - Summit JV Credit Agreement] GUARANTORS: SUMMIT NCI MASTER TRS, INC., a Delaware corporation By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary SUMMIT HOSPITALITY SUBJV, LLC, SUMMIT NCI JV BR 156-159, LLC, SUMMIT NCI JV BR 160, LLC, SUMMIT NCI JV BR 161, LLC, SUMMIT NCI JV BR 162, LLC, SUMMIT NCI JV BR 163-164, LLC, SUMMIT NCI JV BR 165, LLC, SUMMIT NCI JV BR 167-168, LLC, SUMMIT NCI JV BR 169, LLC, SUMMIT NCI JV BR 171, LLC, SUMMIT NCI JV BR 171-A, LLC, SUMMIT NCI JV BR 172, LLC, SUMMIT NCI JV BR 173, LLC, SUMMIT NCI JV BR 175, LLC, SUMMIT NCI JV BR 176, LLC, SUMMIT NCI JV BR 177, LLC, SUMMIT NCI JV BR 178, LLC, SUMMIT NCI JV BR 179, LLC, SUMMIT NCI JV BR 180, LLC, SUMMIT NCI JV BR 181, LLC, SUMMIT NCI JV BR 182-183, LLC, SUMMIT NCI JV BR 184, LLC, and SUMMIT NCI JV 156-157, LLC, each a Delaware limited company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Credit Agreement - Summit JV Credit Agreement] Summit NCI JV 158, LLC, Summit NCI JV 159, LLC, Summit NCI JV 160, LLC, Summit NCI JV 161, LLC, Summit NCI JV 162, LLC, Summit NCI JV 163-164, LLC, Summit NCI JV 165, LLC, Summit NCI JV 167-168, LLC, Summit NCI JV 169, LLC, Summit NCI JV 171, LLC, Summit NCI JV 172, LLC, Summit NCI JV 173, LLC, Summit NCI JV 175, LLC, Summit NCI JV 176, LLC, Summit NCI JV 177, LLC, Summit NCI JV 178, LLC, Summit NCI JV 179, LLC, Summit NCI JV 180, LLC, Summit NCI JV 181, LLC, Summit NCI JV 182-183, LLC, and Summit NCI JV 184, LLC, each a Delaware limited company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Credit Agreement - Summit JV Credit Agreement] Summit Hotel TRS 156, LLC, Summit Hotel TRS 157, LLC, Summit Hotel TRS 158, LLC, Summit Hotel TRS 160, LLC, Summit Hotel TRS 161, LLC, Summit Hotel TRS 162, LLC, Summit Hotel TRS 163, LLC, Summit Hotel TRS 164, LLC, Summit Hotel TRS 165, LLC, Summit Hotel TRS 167, LLC, Summit Hotel TRS 168, LLC, Summit Hotel TRS 169, LLC, Summit NCI JV TRS 170, LLC, Summit Hotel TRS 171, LLC, Summit Hotel TRS 172, LLC, Summit Hotel TRS 173, LLC, Summit Hotel TRS 175, LLC, Summit Hotel TRS 176, LLC, Summit Hotel TRS 177, LLC, Summit Hotel TRS 178, LLC, Summit Hotel TRS 179, LLC, Summit Hotel TRS 180, LLC, Summit Hotel TRS 181, LLC, Summit Hotel TRS 182, LLC, Summit Hotel TRS 183, LLC, and Summit Hotel TRS 184, LLC, each a Delaware limited company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Credit Agreement - Summit JV Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Priscilla Ruffin Name: Priscilla Ruffin Title: AVP

[Signature Page to Credit Agreement - Summit JV Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: /s/ Suzanne E. Pickett Name: Suzanne E. Pickett Title: Senior Vice President

[Signature Page to Credit Agreement - Summit JV Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION., as a Lender By: /s/ Joshua G. Sweet Name: Joshua G. Sweet Title: Vice President

[Signature Page to Credit Agreement - Summit JV Credit Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jessica W. Phillips Name: Jessica W. Phillips Title: Authorized Signatory

[Signature Page to Credit Agreement - Summit JV Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Mark Patterson Name: Mark Patterson Title: Senior Vice President

[Signature Page to Credit Agreement - Summit JV Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Melissa Costello Name: Melissa Costello Title: Assistant Vice President

[Signature Page to Credit Agreement - Summit JV Credit Agreement] M&T BANK, as a Lender By: /s/ Cameron Daboll Name: Cameron Daboll Title: SVP / Director

[Signature Page to Credit Agreement - Summit JV Credit Agreement] TRUIST BANK, as a Lender By: /s/ C. Vincent Hughes, Jr. Name: C. Vincent Hughes, Jr. Title: Director

[Signature Page to Credit Agreement - Summit JV Credit Agreement] RAYMOND JAMES BANK, as a Lender By: /s/ Alexander Sierra Name: Alexander Sierra Title: Senior Vice President